Filed pursuant to Rule 497c
Registration No. 333-124392

3,400,000 Shares

THE CHINA FUND, INC.

Common Stock

Issuable Upon Exercise of Rights
to Subscribe for Such Shares of Common Stock

The China Fund, Inc. (the "Fund") is issuing non-transferable rights to its stockholders of record as of the close of business on June 27, 2005, or the record date, entitling the holders of rights to subscribe for an aggregate of approximately 3,400,000 shares of the Fund's common stock (the "Offer"). Each stockholder of record on the record date will receive one right for each full share of the Fund's common stock owned on the record date. The rights will entitle the holders to purchase one share of the Fund's common stock for each three rights held, and stockholders of record on the record date who fully exercise their rights will be entitled to subscribe for additional shares that remain unsubscribed as a result of any unexercised rights.

The rights are non-transferable; however, the shares issued upon the exercise of the rights will be listed for trading on The New York Stock Exchange, Inc. (the "New York Stock Exchange"). The Fund's common stock is traded on the New York Stock Exchange under the symbol "CHN."

The subscription price per share will be 92.5% of the average price at which the Fund's common stock trades on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires.

The Offer will expire at 5:00 p.m., New York time, on July 29, 2005, unless extended as described herein. The Fund announced its intention to make the Offer on March 16, 2005. The net asset value per share of common stock at the close of business on March 16, 2005 and on June 27, 2005 was US$27.02 and US$25.59, respectively, and the last reported sale price of a share of the Fund's Common Stock on the New York Stock Exchange on those dates was US$31.40 and US$28.34, respectively.

The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People's Republic of China ("China"), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments (as defined herein) in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China. There can be no assurance that the Fund's investment objective will be achieved.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the Offer should be directed to the Information Agent, The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, NY 10165, toll free at (888) CHN-CALL, or collect at (212) 400-2605. The Fund has filed additional information about it with the Securities and Exchange Commission (http://www.sec.gov). Copies of the Fund's Annual Report and Semi-Annual Report may be obtained upon request by writing to The China Fund, Inc., c/o The Altman Group, Inc., 1275 Valley Brook Ave., Lyndhurst, NJ 07071, attention: Sylvia Hermina, by email at shermina@altmangroup.com, or by calling (888) 246-2255.

Investment in the Fund's common stock involves certain risks that are not typically associated with investments in securities of U.S. issuers. See "Risk Factors and Special Considerations." In addition, as a result of the Offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations—Non-Participation in Offer" and "The Offer—Terms of the Offer."

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission or any state securities commission nor has the U.S. Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Estimated Subscription Price	Estimated Sales Load(1)	Proceeds to the Fund(1)(2)
Per Share	$26.21	$0	$26.21
Total (3)	$89,114,000	$0	$89,114,000

(1)	The Fund has agreed to pay Chatsworth Securities LLC (the "Financial Adviser") a fee for financial advisory services in connection with the Offer equal to 1.00% of the gross proceeds of the Offer, plus out-of-pocket expenses, and has agreed to indemnify the Financial Adviser against certain liabilities under the U.S. Securities Act of 1933, as amended. The Financial Adviser's fee will be reduced to the extent that the aggregate expenses of the Offer, including the fee, exceed 1.20% of the gross proceeds of the Offer. See "Fee Table."

(2)	Before deduction of offering expenses incurred by the Fund, including the financial advisory fee, estimated at US$1,069,368.

(3)	Assumes that all of the rights are exercised.

The date of this Prospectus is June 27, 2005

Investment Policies.    It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 65%, of its assets in equity securities of China companies. The Fund also has a policy to invest at least 80% of its assets in China and Taiwan companies. For purposes of these policies, "China" means the People's Republic of China, which includes Hong Kong. The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments in China companies, with the balance allocated primarily to investments in listed securities. See "Investment Objective and Policies."

Risks.    An investment in the Fund should be considered speculative. Investments in China companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and could return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. A number of the securities in which the Fund will invest may be illiquid; therefore, an investment in the Fund will have illiquid characteristics. Direct investments in unlisted securities involve an especially high degree of business and financial risk that can result in substantial losses. See "Risk Factors and Special Considerations."

Investment Managers.    Martin Currie Inc. has served as the Fund's investment manager with respect to the Fund's holdings of listed securities since June 30, 2001. Asian Direct Capital Management has served as the Fund's investment manager with respect to the Fund's direct investments since April 3, 2001. See "Management of the Fund." The address of the Fund is 225 Franklin Street, Boston, MA 02111, and the Fund's telephone number is (888) 246-2255.

The information set forth in this Prospectus regarding China, its economy, the Stock Exchange of Hong Kong Ltd., the Shenzhen Stock Market, the Shanghai Stock Market and the Taiwan Stock Market has been extracted from various government and private publications. The Fund and its Board of Directors make no representation as to the accuracy of such information. In this Prospectus, unless otherwise specified, all references to "U.S. dollars," "US$" or "$" are to United States dollars, to "RMB" or "renminbi" are to Chinese renminbi and to "H.K. dollars" or "HK$" are to Hong Kong dollars. On June 20, 2005, the exchange rates published in The Wall Street Journal were RMB8.2765 = US$1.00 and HK$7.7760 = US$1.00 and, unless otherwise specified, all renminbi and H.K. dollar amounts have been converted to U.S. dollars at such exchange rates. No representation is made that the renminbi, H.K. dollar or U.S. dollar amounts in this Prospectus could have been or could be converted into renminbi, H.K. dollars or U.S. dollars, as the case may be, at any particular rate or at all.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the Fund had authorized it. The Fund is offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common stock.

ii

TABLE OF CONTENTS

Prospectus Summary	1
Fee Table	8
Financial Highlights	9
The Offer	10
The Fund	16
Use of Proceeds	17
Risk Factors and Special Considerations	17
Investment Objective and Policies	25
Investment Restrictions	28
Management of the Fund	30
The Securities Markets in China, Hong Kong and Taiwan	38
Portfolio Transactions and Brokerage	39
Net Asset Value	40
Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan	41
Taxation	42
Common Stock	50
Dividend Paying Agent, Transfer Agent and Registrar	53
Custodian	53
Code of Ethics	53
Proxy Voting Policy and Procedures	53
Legal Matters	53
Independent Registered Public Accounting Firm	54
Further Information	54
Financial Statements	54

iii

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information included elsewhere in Prospectus.

THE OFFER

Terms of the Offer

The China Fund, Inc. (the "Fund") is issuing to its stockholders of record ("Record Date Stockholders") as of the close of business on June 27, 2005 (the "Record Date") non-transferable rights (the "Rights") to subscribe for up to an aggregate of 3,400,000 shares (the "Shares") of the common stock, par value $0.01 per share (the "Common Stock"), of the Fund (the "Offer"). Each Record Date Stockholder is being issued one Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to each Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by three. In the case of Common Stock held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on July 22, 2005 written representation of the number of Rights required for such rounding. Accordingly, no fractional Shares will be issued. The Rights entitle the holders thereof ("Rights Holders") to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. The Subscription Period commences on June 30, 2005, and ends at 5:00 p.m., New York time, on July 29, 2005, unless extended by the Fund (the "Expiration Date"). See "The Offer—Expiration of the Offer." The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Stockholders (except as discussed below under "Foreign Restrictions").

The right of a Rights Holder to acquire Shares during the Subscription Period is hereinafter referred to as the "Primary Subscription." All Rights may be exercised commencing on June 30, 2005 and until 5:00 p.m., New York time, on the Expiration Date. Rights Holders purchasing Shares in the Primary Subscription, including those who purchase Shares pursuant to the Over-Subscription Privilege (as hereinafter defined), are hereinafter referred to as "Exercising Rights Holders."

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such Common Stock as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent (as hereinafter defined) with proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions. See "The Offer."

Over-Subscription Privilege

Each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 850,000 shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Subscription Price

The Subscription Price per Share ("Subscription Price") will be 92.5% of the average price at which the Fund's Common Stock trades on the New York Stock Exchange on the Expiration Date of the Offer and the four preceding trading days, but in any case not less than the net asset value per share of the Common Stock at the close of trading on the New York Stock Exchange on the Expiration Date. The Subscription Price is discussed further under "The Offer—The Subscription Price." In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the New York Stock Exchange and the quarterly high and low net asset values per share of Common Stock is provided under "Common Stock."

Exercising Rights

Rights will be evidenced by Subscription Certificates (see Appendix B) and may be exercised by delivering to EquiServe Trust Company, N.A. (the "Subscription Agent") a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery (see Appendix C) or a check. The Notice of Guaranteed Delivery or check should be addressed, if sent by first class mail to EquiServe Trust Company, N.A., Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208, if sent by express mail or overnight courier to EquiServe Trust Company, N.A., 161 Bay State Drive, Braintree, MA 02184, or if delivered by hand to EquiServe Trust Company, N.A., 17 Battery Place, 11th Floor, New York, NY 10004. Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "The Offer—Exercise of Rights" and "The Offer—Payment for Shares." There is no minimum number of Rights which must be exercised for the Offer to close.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

Financial Advisory Fees

The Fund has agreed to pay the Financial Adviser a fee for financial advisory services in connection with the Offer equal to 1.00% of the gross proceeds of the Offer, plus out-of-pocket expenses, and has agreed to indemnify the Financial Adviser against certain liabilities under the U.S. Securities Act of 1933, as amended. The Financial Adviser's fee will be reduced to the extent that the aggregate expenses of the Offer, including the fee, exceed 1.20% of the gross proceeds of the Offer.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (the term "United States" includes its territories and possessions and the District of Columbia) ("Foreign Record Date Stockholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, the Rights will expire. See "The Offer—Foreign Stockholders."

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities, including, in particular, opportunities to invest in the A Share market in China, which was recently opened to foreign investors. The Board of Directors believes that increasing the size of the Fund will increase the liquidity of the Fund's shares of Common Stock and also reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of Common Stock at a price that will be below market without incurring any direct transaction costs. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. Moreover, to the extent that the Subscription Price is greater than the net asset value per share of Common Stock of the Fund on the Expiration Date, the Offer will increase the net asset value per share. See "The Offer—Purpose of the Offer."

Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately US$89,114,000, after deducting offering expenses payable by the Fund estimated to be approximately US$88,044,632. The Fund anticipates that, due to the relatively small size of the Chinese equity securities markets generally, combined with certain investment diversification requirements applicable to the Fund and the Fund's desire to invest selectively in order to avoid adversely influencing the prices paid by the Fund for its portfolio securities, it may take up to six months from the date of completion of the Offer, depending upon market conditions and the availability of appropriate securities, for the Fund to invest the proceeds of the Offer in accordance with the Fund's investment objective and policies. Pending such investment, it is anticipated that the proceeds will be invested in short-term and medium-term debt instruments, as described under "Investment Objective and Policies—Temporary Investments." See "Use of Proceeds."

Information Agent and Subscription Agent

The Information Agent for the Offer is:

The Altman Group, Inc.
60 East 42nd Street, Suite 405
New York, NY 10165
Toll Free: (888) CHN-CALL (246-2255)
or
Call Collect: (212) 400-2605

The Subscription Agent for the Offer is:

Equiserve Trust Company, N.A.
161 Bay State Drive
Braintree, MA 02184
Toll Free: (800) 426-5523

IMPORTANT DATES TO REMEMBER

Event	Date
Record Date	June 27, 2005
Subscription Period	June 30, 2005 to July 29, 2005*
Expiration Date and pricing date	July 29, 2005*
Subscription Certificates and payment for Shares due**	July 29, 2005*
Notice of Guaranteed Delivery due	July 29, 2005*
Subscription Certificate and payment for guarantees of delivery due**	August 3, 2005*
Confirmation mailed to participants	August 8, 2005*
Final payment for Shares***	August 19, 2005*

*	Unless the Offer is extended.

**	A Record Date Stockholder exercising rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***	Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

THE FUND

Information Regarding the Fund

The Fund has been engaged in business as a non-diversified, closed-end management investment company since July 17, 1992, when it completed an initial public offering of 8,000,000 shares of its Common Stock. The Fund's investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People's Republic of China ("China"), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments (as defined herein) in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China (collectively, "China companies"). It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 65%, of its assets in equity securities of China companies. The Fund also has a policy to invest at least 80% of its assets in China and Taiwan companies. For purposes of these policies, "China" means the People's Republic of China, which includes Hong Kong. The Fund invests up to 25% of the net proceeds of its offerings of its outstanding Common Stock in direct equity investments in China companies, with the balance allocated primarily to investments in listed securities. See "Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors and Special Considerations."

The Fund currently has 10,138,287 shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol "CHN." See "Common Stock." As of June 27, 2005, the net assets of the Fund were US$259,485,364.

Information Regarding the Fund's Investment Manager, Direct Investment Manager, Administrator and Custodian

Martin Currie Inc. (the "Investment Manager") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets, other than those invested in direct investments (the "Listed Assets"), pursuant to a Management Agreement with the Fund. The Fund pays the Investment Manager a fee for its investment management services, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Assets up to US$400 million and 0.50% of the Fund's average weekly net assets consisting of Listed Assets in excess of US$400 million. Upon completion of the Offer, the Investment Manager has agreed to reduce its fee to an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Assets up to US$315 million and 0.50% of the Fund's weekly net assets consisting of Listed Assets in excess of $315 million. The Investment Manager is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of March 31, 2005, the Investment Manager was responsible for US$3.7 billion of assets under management.

Asian Direct Capital Management (the "Direct Investment Manager") acts as investment manager to the Fund with exclusive investment discretion over the portion of the Fund's assets that is invested in direct investments pursuant to the terms of a Direct Investment Management Agreement between the Fund and the Direct Investment Manager (the "Direct Investment Management Agreement"). The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding Common Stock in direct equity investments. For its direct investment management services, the Direct Investment Manager receives from the Fund a fee, payable monthly, at an annual rate of the greater of US$300,000 or 2.2% of the average weekly assets of the Fund allocated to direct investments. The Direct Investment Manager is a registered investment adviser under the Advisers Act. In addition to the Fund, the Direct Investment Manager currently advises or manages the Korea Venture Fund and Thai Recovery Fund, with total assets under management of approximately US$52.8 million. The Direct Investment Manager is a wholly owned, indirect subsidiary of State Street Global Advisors ("SSgA"), the investment management division of State Street Corporation ("State Street").

The fee paid to the Direct Investment Manager is higher than those paid by most other U.S. investment companies, primarily because of the additional time and expense required in pursuing the Fund's objective of investing in direct investments in China companies. This investment objective entails additional time and expense because available information concerning private companies in China is limited in comparison to that available for U.S. issuers. Moreover, the Direct Investment Manager is required to spend significant time investigating potential direct investments, negotiating any such investment for the Fund and monitoring the investment. Furthermore, selling the direct investments may take longer than listed investments due to the amount of extra work involved in the negotiation and execution of the documents for the sale of the direct investments.

State Street Bank and Trust Company (in such capacity, the "Administrator") provides administrative services in the United States to the Fund pursuant to an Administration Agreement with the Fund (the "Administration Agreement"). The Fund pays to the Administrator a fee, calculated weekly and payable monthly, at an annual rate of 0.14% of the first US$150 million, 0.12% of the next US$150 million and 0.07% of the excess over US$300 million of the average weekly net assets of the Fund, with a minimum annual fee of US$160,000. The Fund also pays a fixed fee of US$100,000 annually for legal administration services. Upon completion of the Offer, the Administrator has agreed to reduce its fee to an annual rate of 0.13% of the first US$150 million, 0.11% of the next US$150 million and 0.06% of the excess over US$300 million of the average weekly net assets of the Fund, with a minimum annual fee of US$160,000. See "Management of the Fund—Administrator."

State Street Bank and Trust Company (in such capacity, the "Custodian") serves as custodian for the Fund's assets. The Custodian employs sub-custodians (the "Subcustodians") approved by the Board of Directors of the Fund in accordance with regulations of the U.S. Securities and Exchange Commission in each of the jurisdictions in which the Fund invests. See "Custodian."

Since the Investment Manager, the Direct Investment Manager, the Administrator and the Custodian each receive a fee based on the average weekly net assets of the Fund, each of the Investment Manager, Direct Investment Manager, Administrator and Custodian will benefit from an increase in the Fund's assets resulting from the Offer. See "Management of the Fund."

Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan

The Fund distributes to stockholders, at least annually, substantially all of its net investment income from dividends and interest and any net realized capital gains. Unless the Fund is otherwise instructed in writing in the manner described under "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan," stockholders are presumed to have elected to have all distributions automatically reinvested in shares of Common Stock of the Fund. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan" and "Taxation—U.S. Federal Income Taxes."

Risk Factors and Special Considerations

Risks of Investment in Equity Securities of China Companies.    Investing in equity securities of China companies involves certain risks and special considerations not typically associated with investing in securities of U.S. issuers, including generally (a) greater social, economic and political uncertainty, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which securities of China companies trade (particularly in China), (c) currency exchange rate fluctuation, currency blockage and higher rates of inflation, (d) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars, (e) greater governmental involvement in and control over the economy, (f) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and could return to the completely centrally planned economy that existed prior to 1978, (g) the risk of nationalization or expropriation of assets, (h) regulatory risks due to changes in legal, regulatory and tax rules and (i) the fact that China companies may be smaller, less seasoned and newly-organized companies. Following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations, which have never been paid, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future. An investment in the Fund involves a risk of a total loss. See "Risk Factors and Special Considerations."

Accounting, auditing and financial reporting standards may not have been established in some respects in China or, to the extent established, are different from and, in many respects less rigorous than, U.S. standards. As a result, certain material disclosures may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also less extensive regulation of the securities markets in which securities of China companies trade, particularly in China, than in the United States. Moreover, it may be more difficult to obtain or enforce a judgment in a court outside the United States, particularly in China. Interest and dividends paid on securities held by the Fund may be subject to withholding taxes imposed by China or other foreign governments. See "Risk Factors and Special Considerations."

Corporations are a relatively new concept in China. China does not have a consolidated body of securities laws or laws governing corporations or joint stock companies, and certain matters of concern to foreign investors are addressed only in local laws and regulations, if at all. These local laws and regulations are subject to change or preemption by national laws that may be adopted by China in the future. Laws regarding fiduciary duties of officers and directors are especially undeveloped. See "Risk Factors and Special Considerations—Chinese Corporate and Securities Laws."

In addition, the securities markets in China are undergoing a period of growth and change which may lead to difficulties in the settlement and recording of transactions and in interpreting and applying relevant regulations.

The Fund may also invest in initial public offerings of certain companies. The purchase of shares issued in initial public offerings exposes the Fund to the risks associated with companies that have little operating history as public companies, and there can be no assurance that active trading in such shares will develop or be maintained.

The Fund invests a significant portion of its assets in direct equity investments. Such investments may involve a high degree of business and financial risk. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than is the case for listed securities. In addition to financial and business risks, issuers whose securities are not listed may not be subject to the same disclosure requirements applicable to issuers whose securities are listed. See "Risk Factors and Special Considerations—Direct Investments."

Currency Transactions and Hedging.    The Fund is permitted to engage in foreign currency hedging transactions and enter into stock options, stock index futures transactions, interest rate futures contracts and options thereon, each of which may involve special risks, although currently no market exists for these transactions in China. See "Investment Objective and Policies" and Appendix A to this Prospectus.

Net Asset Value Discount.    Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that a closed-end fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Risk Factors and Special Consideration—Net Asset Value Discount; Non-Diversification" and "Common Stock."

Non-Diversification.    The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Risk Factors and Special Considerations—Net Asset Value Discount; Non-Diversification."

Non-Participation in Offer.    Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. See "Risk Factors and Special Considerations—Non-Participation in Offer."

Certain Provisions of the Articles of Incorporation.    Certain special voting provisions of the Fund's Articles of Incorporation may have the effect of depriving stockholders of an opportunity to sell their shares of Common Stock at a premium over prevailing market prices. See "Common Stock."

FEE TABLE

Stockholder Transaction Expenses:
Financial Advisory Fee (as a percentage of offering price) (1) (2)	1.00%
Expenses of the Offer (as a percentage of offering price)	0.20%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets):
Management Fees	0.76%
Other Expenses (2)	0.65%
Total Annual Expenses (3)	1.41%

Cumulative Expenses Paid for the Period of:
Example	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a US$1,000 investment, assuming a 5% annual return throughout the periods (4)	US$26	US$56	US$89	US$180

(1)	The Fund has agreed to pay the Financial Adviser a fee for financial advisory services in connection with the Offer equal to 1.00% of the gross proceeds of the Offer, plus out-of-pocket expenses. The fee will be reduced to the extent that the aggregate expenses of the Offer, including the fee, exceed 1.20% of the gross proceeds of the Offer. This fee will be borne by the Fund and indirectly by all of the Fund's stockholders, including those stockholders who do not exercise their Rights.

(2)	Does not include expenses of the Fund incurred in connection with the Offer, estimated at US$178,228. However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction of the net asset value of the shares of Common Stock to the extent the expenses are equal to or less than 0.20% of the gross proceeds of the Offer.

(3)	Dividend and interest income generated in Taiwan is subject to a 20% withholding tax (the "Taiwan Stock Dividend tax expense"). Stock dividends received are generally taxable at 20% of the par value of the stock dividends received. The total annual expense ratio includes Taiwan Stock Dividend tax expense. Without this expense, the ratio would be 1.34%.

(4)	The Example reflects the Financial Advisory Fee and other expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.41%. The tables above and the assumption in the Example of a 5% annual return are required by U.S. Securities and Exchange Commission regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

The figures provided under "Other Expenses" are based on estimated amounts for the current fiscal year. See "Management of the Fund" for additional information.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The year end information contained in the table has been audited by KPMG LLP, the Fund's previous independent registered public accounting firm, as stated in its report which appears in the Fund's Annual Report to Stockholders as of October 31, 2004, and which is incorporated by reference into this Prospectus. This information should be read in conjunction with the Financial Statements and Notes thereto which appear in the Annual Report and which are also incorporated by reference into this Prospectus.

	For the Six Months Ended April 30,		For the Year Ended October 31
	2005		2004	2003	2002	2001(1)	2000	1999	1998		1997		1996	1995
	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$26.27		$26.93	$14.92	$13.19	$12.37	$12.74	$10.84	$16.97		$13.24		$12.87	$15.26
Net investment income (loss)	0.08		0.21	0.06	0.11	0.14	(0.03)	0.12	0.08	(2)	(0.02	)(2)	0.06	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.75		0.91	12.16	1.75	0.68	(0.23)	1.86	(5.71)		3.83		0.40	(1.88)
Total income (loss) from investment operations	2.83		1.12	12.22	1.86	0.82	(0.26)	1.98	(5.63)		3.81		0.46	(1.78)
Less distributions:
Dividend from net investment income	(0.20)		(0.07)	(0.06)	(0.13)	0.00	(0.11)	(0.08)	0.00		(0.08)		(0.09)	(0.01)
Distributions from net realized capital gains	(3.37)		(1.71)	(0.15)	0.00	0.00	0.00	0.00	(0.50)		0.00		0.00	(0.60)
Total distributions	(3.57)		(1.78)	(0.21)	(0.13)	0.00	(0.11)	(0.08)	(0.50)		(0.08)		(0.09)	(0.61)
Net asset value, end of period	$25.53		$26.27	$26.93	$14.92	$13.19	$12.37	$12.74	$10.84		$16.97		$13.24	$12.87
Per share market price, end of period	$27.50		$29.15	$34.74	$12.61	$10.74	$8.94	$9.94	$8.75		$13.31		$11.75	$11.75
Total Investment Return (Based on Market Price)	5.85%		(12.16)%	179.41%	18.63%	20.13%	(9.14)%	14.65%	(31.98)%		13.88%		0.74%	(28.39)%
Ratios and Supplemental Data
Net assets, end of period (000's)	$258,788		$264,886	$271,278	$150,319	$132,912	$124,619	$128,303	$116,891		$184,035		$143,599	$139,513
Ratio of expenses to average net assets	1.40	%(3)	1.41%	1.76%	1.97%	2.39%	2.12%	2.28%	2.22	%(2)	2.15	%(2)	2.56%	2.55%
Ratio of expenses to average net assets, excluding stock dividend tax expense	1.40	%(3)	1.34%	1.68%	1.85%	2.31%	2.12%	N/A	N/A		N/A		N/A	N/A
Ratio of net investment income to average net assets	0.63	%(3)	0.78%	0.32%	0.72%	1.09%	(0.21)%	0.95%	0.68%		(0.11)%		0.49%	0.78%
Portfolio turnover rate	24%		40%	55%	68%	115%	108%	75%	24%		39%		41%	43%

(1)	Martin Currie Inc. has served as the Fund's investment manager with respect to the Fund's holdings of listed securities since June 30, 2001. Asian Direct Capital Management has served as the Fund's investment manager with respect to the Fund's direct investments since April 3, 2001.

(2)	The ratios of expenses to average net assets and the net investment income (loss) per share is after the waiver of a portion of the Investment Management Fee by the Investment Manager. Had the Investment Manager not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows: For the year ended October 31, 1998, 2.33% and $0.07, respectively, and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.

(3)	Annualized.

THE OFFER

Terms of the Offer

The Fund is issuing Rights to subscribe for Shares to Record Date Stockholders. Each Record Date Stockholder is being issued one non-transferable Right for each full share of Common Stock owned on the Record Date. The number of Rights to be issued to Record Date Stockholders will be rounded up to the number of Rights evenly divisible by three. In the case of shares of Common Stock held of record by Cede or by any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on July 22, 2005 written representation of the number of Rights required for such rounding. Accordingly, no fractional shares will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each three Rights held. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, other than Foreign Record Date Stockholders. See "—Foreign Stockholders." The Fund does not have the right to withdraw the Offer after the Rights have been issued.

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on June 30, 2005 and ends at 5:00 p.m., New York time, on July 29, 2005, unless extended by the Fund. See "—Expiration of the Offer."

Each Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders in the Primary Subscription. If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 850,000 shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Common Stock, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Rights will be evidenced by Subscription Certificates (see Appendix B) and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery (see Appendix C) or a check. The method by which Rights may be exercised and Shares paid for is set forth below in "—Exercise of Rights" and "—Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See "—Payment for Shares" below.

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

There is no minimum number of Rights which must be exercised in order for the Offer to close.

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of available investment opportunities, including, in particular, opportunities to invest in the A Share market in China, which was recently opened to foreign investors. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of these new investment opportunities. The only practical means of increasing the Fund's assets available for investment other than through the Offer would be through the sale of portfolio securities, which could subject the Fund to certain adverse tax consequences under the Code. The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities. The Fund also believes that increasing the size of the Fund would increase the liquidity of the Fund's shares of Common Stock and reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving existing stockholders the right to purchase additional shares of Common Stock at a price that will be below market without incurring any direct transaction costs. Moreover, since the Subscription Price will be greater than the net asset value per share of the Common Stock of the Fund on the Expiration Date, the Offer will increase the net asset value per share.

The Investment Manager, Direct Investment Manager and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Manager, Direct Investment Manager and Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of an Estimated Subscription Price of US$26.21 per Share (the "Estimated Subscription Price"), the Investment Manager, Direct Investment Manager and Administrator would receive additional annual fees of approximately US$561,418, US$196,050 and US$124,759, respectively, as a result of the increase in assets under management. See "Management of the Fund."

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common Stock and on terms which may or may not be similar to the Offer.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional 850,000 shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent shares of Common Stock are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege. For a further description of how to exercise the Over-Subscription Privilege, see "—Exercise of the Over-Subscription Privilege" below.

The Subscription Price

The Subscription Price for the Shares to be issued upon exercise of the Rights will be 92.5% of the average price at which the Fund's Common Stock trades on the New York Stock Exchange on the Expiration Date of the Offer and the four preceding trading days, but in any case not less than the net asset value per share of the Common Stock at the close of trading on the New York Stock Exchange on the Expiration Date.

The Fund announced the Offer on March 16, 2005. The net asset value per share of Common Stock at the close of business on March 16, 2005 and on June 27, 2005 was US$27.02 and US$25.59, respectively, and the last reported sale price of a share of the Fund's Common Stock on the New York Stock Exchange on those dates was US$31.40 and US$28.34, respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on July 29, 2005, unless extended by the Fund (the "Expiration Date"). Rights will expire on the Expiration Date and may not be exercised thereafter.

Financial Adviser

Chatsworth Securities LLC is an investment banking firm that has been retained to provide financial advisory services in connection with the Offer. The Fund has agreed to pay Chatsworth Securities LLC for these services 1.00% of the gross proceeds of the Offer, plus out-of-pocket expenses, and has agreed to indemnify Chatsworth Securities LLC against certain liabilities under the U.S. Securities Act of 1933, as amended. Chatsworth Securities LLC's fee will be reduced to the extent that the aggregate expenses of the Offer, including the fee, exceed 1.20% of the gross proceeds of the Offer.

Subscription Agent

The Subscription Agent is Equiserve Trust Company, N.A., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be US$10,000, as well as reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar. Questions regarding the Subscription Certificates should be directed to Equiserve Trust Company, N.A. (telephone (800) 426-5523); stockholders may also consult their brokers or nominees. Signed Subscription Certificates (see Appendix B) should be sent by first class mail to Equiserve Trust Company, N.A., Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208, by express mail or overnight courier to Equiserve Trust Company, N.A., 161 Bay State Drive, Braintree, MA 02184, or delivered by hand to Equiserve Trust Company, N.A., 17 Battery Place, 11th Floor, New York, NY 10004.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

The Altman Group, Inc.
60 East 42nd Street, Suite 405
New York, NY 10165
Toll Free: (888) CHN-CALL (246-2255)
or
Call Collect: (212) 400-2605

The Information Agent will receive a fee estimated to be US$10,000, as well as reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights

Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate (see Appendix B) which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the New York Stock Exchange) complete and deliver to the Subscription Agent a Notice of Guaranteed Delivery (see below under "Payment for Shares"). Completed Subscription Certificates with payment for the Shares, or a completed Notice of Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.

If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the Shares available pursuant to the Offer (up to an additional shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1)    An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, based on the Estimated Subscription Price of US$26.21 per Share, to the Subscription Agent. A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to The China Fund, Inc., and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted and be received by 5:00 p.m. on the Expiration Date.

(2)    Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery (see Appendix C) by facsimile (telecopy) or otherwise from a bank, a trust company or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

Within five Business Days following the Protect Period (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if the Common Stock is held by Cede or any other depository or nominee, to Cede or such other depository or nominee), a confirmation. The confirmation will indicate (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the Shares and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price. Where a Exercising Rights Holder that is owed a refund in connection with the Primary Subscription exercises his or her Right to acquire Shares pursuant to the Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by August 19, 2005, unless the Offer is extended (the "Final Payment Date"). Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "The China Fund, Inc."

The Subscription Agent will deposit all checks received by it prior to the Final Payment Date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual payment. If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of Subscription Certificates and payment of the Estimated Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take five business days to clear, if you plan to pay by personal check you are strongly urged to return your Subscription Certificate and payment at least five business days prior to the Expiration Date.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and after all allocations have been effected. Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record Date Stockholders whose Shares are held by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Share certificates will not be issued for Shares credited to Dividend Reinvestment Plan accounts.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders. The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights will expire.

Federal Income Tax Consequences of the Offer

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

1.    The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2.    The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

3.    If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

4.    If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an amount if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding. The 28% withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

The foregoing is only a summary of the applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

Notice of Net Asset Value Decline

The Fund has, as required by the U.S. Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to June 27, 2005 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

Employee Plan Considerations

Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, "Plans"), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

THE FUND

The China Fund, Inc., incorporated under the laws of the State of Maryland on April 28, 1992, has been engaged in business as a non-diversified, closed-end management investment company registered under the Act since July 17, 1992, when it completed an initial public offering of 8,000,000 shares of Common Stock. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments (as defined herein) in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China (collectively, "China companies"). See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized. Due to the risks inherent in international investments generally and China companies in particular, the Fund should be considered as a vehicle for investing a portion of an investor's assets and not as a complete investment program.

At all times, except during periods when a temporary defensive investment strategy is appropriate, as determined by the Investment Manager, the Fund attempts to maintain substantially all, but not less than 65%, of its assets invested in equity securities of China companies. The Fund also has a policy to invest at least 80% of its assets in China and Taiwan companies. For these purposes, "China" means the People's Republic of China, which includes Hong Kong. The Fund invests up to 25% of the net proceeds of its offerings of its outstanding Common Stock in direct investments. The terms "direct investments" and "direct equity investments," as used herein, mean private investments in unlisted equity securities of China companies, in each case under circumstances in which the Fund enters an agreement with the issuer of the securities defining the Fund's rights under its investment. The Fund may be limited in the portion of its assets that it will be able to invest in securities on listed securities exchanges in China and the Fund's ability to invest in direct investments may also be limited by the number of available direct investment opportunities. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

The Fund currently has 10,138,287 shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol "CHN." See "Common Stock." As of June 27, 2005, the net assets of the Fund were US$259,485,364. The Fund's principal office is located at 225 Franklin Street, Boston, MA 02111, and its telephone number is (888) 246-2255.

USE OF PROCEEDS

The net proceeds of the Offer, assuming all Shares offered are subscribed for, are estimated to be approximately US$89,114,000 after deducting offering expenses payable by the Fund estimated to be approximately US$88,044,632. The Fund anticipates that, due to the relatively small size of Chinese equity securities markets generally, combined with certain investment diversification requirements applicable to the Fund and the Fund's desire to invest selectively in order to avoid adversely influencing the prices paid by the Fund for its portfolio securities, it may take up to six months from the date of completion of the Offer, depending on market conditions and the availability of appropriate securities, for the Fund to invest the proceeds of the Offer in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies." Pending such investment, it is anticipated that the proceeds will be invested in certain short-term and medium-term debt instruments, as described under "Investment Objective and Policies—Temporary Investments." Pending investment of the net proceeds of the Offer that are allocated to direct investments, such net proceeds will be invested by the Investment Manager in Listed Assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should recognize that investing in the Fund, and in equity securities of China companies in general, involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers.

Political, Economic and Other Factors

The value of the Fund's assets may be adversely affected by political, economic or social instability in China, diplomatic developments and changes in Chinese law or regulations. In addition, the economy of China may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. Only relatively recently has China permitted private economic activities, and the government of China has exercised and continues to exercise substantial control over many sectors of the Chinese economy through regulation and state ownership. Accordingly, government actions in the future, including any decision not to continue to support the economic reform programs implemented in 1978 and to return to the completely centrally planned economy that existed prior to 1978, could have a significant effect on economic conditions in China, which could affect private sector companies and the Fund, and market conditions, prices and yields of securities in the Fund's portfolio. China is a socialist state which since 1949 has been, and is expected to continue to be, controlled by the Communist Party of China and its present reforms, policies and regulatory climate may change without advance notice.

Continued economic growth and development in China, as well as opportunities for foreign investment in and prospects of private sector enterprises in China, will be dependent in many respects upon the implementation of the economic reform program begun in 1978. Although this program has been reaffirmed in China's Five-Year Economic Plans, there can be no assurance that the Chinese government will continue to support this program or that the program will result in growth of the Chinese economy.

While China's economy has historically been a planned economy, it has been transitioning to a more market-oriented economy. Currently, the economic reform measures adopted by the Chinese government appear to have had a positive effect on the economic development of China; however, it is impossible to predict the direction of these economic reforms or the effects of such reform on the Fund's investments and financial condition in the future. The Chinese government exercises significant control over China's economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Recently, the Chinese government implemented a number of measures, such as placing additional limitations on the ability of commercial banks to make loans by raising bank reserves against deposit rates. These actions, as well as future actions and policies of the Chinese government, could materially affect the Chinese economy and the Fund's investments.

Beginning in 2004, the Chinese Government commenced the implementation of a number of measures to control inflation in China, which include the tightening of the money supply, the raising of interest rates and more stringent controls over certain industries. These measures, the results of which are difficult to predict, could have a significant effect on economic conditions in China, which could affect private sector companies and the Fund, and market conditions, prices and yields of securities in the Fund's portfolio.

The real GDP growth rate was 9.5% for the fourth quarter of 2004, up slightly from 9.3% in 2003, but down from 9.8% in the first quarter of 2004. GDP for 2004 was estimated at US$1.65 trillion (US$1,200 per capita).1 Exports have been assisted by benefits accruing to the renminbi because of its peg to the U.S. dollar, allowing it to depreciate with the U.S. currency. Despite strong growth, impressive trade performance and high investment flows, serious imbalances exist within China's economy which may have an effect in the near future. The outlook for 2005 is for a slowdown in the global economy, including China; however, if investment growth and import growth continue, the Chinese government may be forced to tighten the economy further, which could eventually trigger a sharper downturn.

Following the establishment of the People's Republic of China in 1949, the Chinese government renounced various debt obligations, which have never been paid, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future. An investment in the Fund involves a risk of a total loss.

The Fund has and expects to continue to invest in companies based in Taiwan. The Republic of China was established in 1911, and its government retreated to Taiwan in 1949. Taiwan is currently controlled by the Democratic Progressive Party. The government of Taiwan exercises considerable influence over the economic sector in Taiwan. Taiwan lacks formal diplomatic relations with many nations, although it conducts trade and financial relations with most major economic powers. Taiwan has a unique international political status. The People's Republic of China asserts sovereignty over all of China, i.e., Taiwan, certain other islands and all of mainland China. The People's Republic of China government does not recognize the legitimacy of the Taiwan government. Although significant economic and cultural relations have been established in the past decade between Taiwan and the People's Republic of China, the People's Republic of China has refused to renounce the possibility that it may at some point use force to gain control over Taiwan if Taiwan declares independence or a foreign power interferes in Taiwan's domestic affairs. Relations between Taiwan and the People's Republic of China have been severely strained in recent years for a variety of reason. For example, the Congress of the People's Republic of China has recently enacted the "Anti-Secession Law" granting the government power to use immediate armed forces against Taiwan to prevent its secession from the People's Republic of China when certain events occur. Any tension between Taiwan and the People's Republic of China may adversely affect operations of companies organized in Taiwan in which the Fund invests and create uncertainty that could adversely affect the value and marketability of its investments.

The tax law and regulations of China are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region.

Investments in non-U.S. issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

[1]	Source: U.S. Department of State, Bureau of East Asian and Pacific Affairs, March 2005.

Investment and Repatriation Restrictions

Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase the costs and expenses of the Fund. China may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons or limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by nationals. Currently, China permits investments by foreign persons in special shares ("B" shares), securities listed on Chinese securities exchanges (traded in U.S. dollars on the Shanghai Stock Exchange and in Hong Kong dollars on the Shenzhen Stock Exchange), but restricts investment in other securities listed on Chinese securities exchanges ("A" shares). In addition, China may restrict investment opportunities in issuers or industries deemed important to national interests. China may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in China's balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. Accordingly, the Fund treats investments with repatriation restrictions as illiquid for purposes of any applicable limitations under the 1940 Act. As a closed-end fund, the Fund is not currently limited in the amount of illiquid securities it may acquire. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If for any reason the Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code. See "Taxation."

Chinese Corporate and Securities Laws

China currently has a civil law system that relies heavily on written statutes. Unlike common law systems, decisions made by the judicial courts are not considered binding precedent under the law. In addition, due to the limited volume of published cases and the non-binding nature of prior court decisions, interpretation and implementation of such laws and regulations and the enforcement of shareholders' rights under such laws and regulations involve significant uncertainties. At present, the securities market and regulatory framework for the securities industry in China is at an early stage of development. Although legislation in China over the past two decades has significantly improved the protection afforded to various forms of foreign investment and contractual arrangements in China, these laws, regulations and legal requirements are relatively new and their interpretation and enforcement are constantly changing and involve uncertainties, which could limit the legal protections afforded to the Fund, and foreign investors. Further, there are differences between China's accounting and auditing standards, reporting practices and disclosure requirements and those generally accepted internationally. In general, less audited information is available for Chinese companies than for companies in more developed countries. Such information as it is available may be less reliable than that published by or about companies in more developed countries. Laws regarding fiduciary duties of officers and directors, and the protection of investors, are especially undeveloped, and laws may not exist to cover all contingencies. As a result, the administration of laws and regulations by government agencies may be subject to considerable discretion. There are no uniform national laws or regulations addressing certain matters of concern to foreign investors in China, and usually only local laws or regulations will apply, which may not be as comprehensive as comparable U.S. laws. As legal systems in China develop, foreign investors may be adversely affected by new laws, changes to existing laws and preemption of local laws by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Market Characteristics

There are currently two officially recognized securities markets in China, the Shanghai Securities Exchange, which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange, which commenced trading on July 3, 1991. Both exchanges are highly automated with trading and settlement executed electronically. The securities markets in China are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Beginning in 2001, the "B" share market was opened to domestic individual investors, and their total market capitalization in December 2004 was about US$9 billion. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced a Qualified Foreign Institutional Investors scheme allowing foreign investors to participate in the "A" share markets, which were historically open exclusively to domestic investors. Total market capitalization of the "A" share market reached approximately US$400 billion by December 2004, making it one of the largest stock markets in Asia. The relatively small market capitalization of, and trading volume on, the Chinese exchanges may cause the Fund's investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. The limited liquidity of the securities markets in China may also affect the Fund's ability to acquire or dispose of securities at the price and time it desires.

In comparison to the Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active. As of October 31, 2004, there were 881 companies and 1,868 securities listed on the Stock Exchange of Hong Kong Ltd. with aggregate market capitalization of approximately US$762.8 billion (approximately HK$5,937 billion), making it one of the largest stock markets in Asia. For the year ended December 31, 2004, average daily equity trading value on the Hong Kong Stock Exchange was approximately US$2,046 million (approximately HK$15,900 million).

As of December 31, 2004, there were 697 companies and 793 securities listed on the Taiwan Stock Exchange ("TSE") with aggregate market capitalization of approximately US$441.4 billion (approximately NT$13,989,100 million), making it one of the largest stock markets in Asia. For the year ended December 31 2004, average daily equity trading value on the TSE was approximately US$3.0 billion (approximately NT $95.50 billion). The Investment Manager believes that approximately 20% of the companies listed on the Taiwan Stock Exchange currently derive over 50% of their revenues or earnings from China or from their China operations with aggregate market capitalization of approximately US$158 billion (approximately NT$5 trillion) as of December 31, 2004.

The TSE, the sole stock exchange in Taiwan, is owned by government-controlled enterprises and private banks. In 1968, the Securities and Exchange Law was passed and, since that time, the Taiwan securities market has been regulated by the Taiwan Securities and Exchange Commission ("TSEC"), which, in turn, is supervised by the Ministry of Finance ("MOF"). On July 1, 2004, responsibility for oversight of the TSE passed to the newly created Financial Supervisory Commission ("FSC"). While, historically, foreign individual investors have not been permitted to invest directly in securities listed on the TSE, since 1990 certain foreign institutional investors have been permitted access to the Taiwan securities market. In 2003, the Qualified Foreign Institutional Investor regulations were replaced with the Foreign Institutional Investor ("FINI") regulations which allowed greater access to the market. Currently, FINI are permitted to invest in TSE listed securities after they register with TSE. However, FINI may not own more than a certain percentage (ranging from 20% to 70%) in certain industries, in particular infrastructure and transport-related sectors.

The political reunification of mainland China and Taiwan is a highly problematic issue that may not be settled in the near future. Taiwan's economic interaction with mainland China can take place only through indirect channels (generally via Hong Kong) due to the official prohibitions on direct trade between mainland China and Taiwan. Nevertheless, Taiwan has become a significant investor in mainland China and mainland China has become one of the largest markets for Taiwanese goods. Over 30% of Taiwan's trade is with mainland China and the total investment from Taiwan to mainland China has likely exceeded US$100 billion since 1980.

Between 1960 and 2004, Taiwan's GNP grew from less than US$2 billion to over US$300 billion, and it now has over US$200 billion of foreign exchange reserves in 2004. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. The main trend in the 1990s and this decade has been the transformation into an increasingly service driven economy. The Taiwan stock market—once widely viewed as a speculative market—is increasingly driven by fundamentals and the investment direction set by foreign investors. Importantly, the government is in the process of accelerating its liberalization of the market and recently there has been a significant rise in foreign ownership.

The news of the Offer, and of the offerings of other investment companies seeking to invest in the securities markets in China, Hong Kong and Taiwan, may drive up the prices the Fund has to pay to purchase certain securities for its portfolio and may affect the speed with which the Fund can invest the proceeds of the Offer in equity securities of China companies. In addition, the small trading volume concentrated in a limited number of companies, combined with certain investment diversification requirements and other restrictions applicable to the Fund, including certain requirements of the 1940 Act (discussed below), also may affect the rate at which the Fund can invest the proceeds from the Offer. See "Investment Restrictions" and "The Securities Markets in China and Hong Kong."

The China Securities Commission recently announced a plan to select another group of listed companies to participate in trial sales of nontradable shares on the Shanghai Securities Exchange, which also may affect future trading volumes. The China Securities Commission launched the original trial program in April 2005. Timeframe and scope are unknown; however, the plan may result in large supplies of stocks entering the market which could depress share prices of all companies listed on the Shanghai Securities Exchange.

In addition to their smaller size, lesser liquidity and greater volatility, the securities markets in mainland China, including Hong Kong, and Taiwan, are less developed than U.S. securities markets. Disclosure and regulatory standards may, in many respects, be less stringent than U.S. standards. In addition, there is less extensive regulation of securities markets on which securities of China companies trade than in the United States, particularly in China. Accounting, auditing and financial standards and requirements may not have been established in some respects in China and Taiwan, or, to the extent established, differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a China company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about China companies than there is about U.S. issuers and such information may be less reliable than that available about U.S. issuers. The securities markets in China are in the early stages of development and are undergoing a period of rapid growth and regulatory reform, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations and which may affect the Fund's ability to invest in these markets. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Interest and dividends on securities held by the Fund may be subject to withholding taxes imposed by China or other foreign governments.

Foreign Exchange Control

China's system of foreign exchange administration imposes restrictions on the ability of enterprises in China to retain and deal in foreign currency. Generally speaking, in accordance with the Regulations of China for the Control of Foreign Exchange, effective from April 1, 1996 and amended on January 14, 1997, domestic transactions must be priced and settled in renminbi. Moreover, limitations are placed on the amount of foreign exchange earnings that may be retained by an enterprise, the balance being required to be sold to a designated foreign exchange bank. There remain significant restrictions on the ability of enterprises located in China to purchase and make outward remittance of foreign currency. Specifically, the Chinese regulatory authorities have imposed stringent restrictions on the convertibility of the renminbi. Although the Chinese government introduced regulations in 1996 to allow greater convertibility of the renminbi for current account transactions, significant restrictions still remain, including primarily the restriction that foreign invested enterprises may only buy, sell and/or remit foreign currencies at those banks authorized to conduct foreign exchange business after providing valid commercial documents. In accordance with the Regulations for the Administration of the Settlement, Purchase and Sale of Foreign Exchange ("SAFE"), effective from July 1, 1996, a China enterprise requiring to purchase foreign currency must do so through a designated foreign exchange bank. In addition, conversion of renminbi for capital account items, including direct investment and loans, is subject to governmental approval in China, and companies are required to open and maintain separate foreign exchange accounts for capital account items. Foreign currency may be purchased or remitted abroad without approval of the SAFE if the foreign currency is to be used for a "current account" transaction within SAFE definitions. However, SAFE approval is required in order to purchase or remit foreign currency for other purposes. If the Chinese regulatory authorities impose more stringent restrictions on the convertibility of the renminbi, which is difficult to predict, it may adversely affect the Fund and its investments, especially with respect to foreign exchange transactions.

The Taiwan government may impose foreign exchange restrictions in certain emergency situations, including situations where there are sudden fluctuations in interest rates or exchange rates, where the Taiwan government experiences extreme difficulty in stabilizing the balance of payments or where there are substantial disturbances in the financial and capital markets in Taiwan. These restrictions may require foreign investors to obtain Taiwan government approval before acquiring Taiwanese securities or repatriating the interest or dividends from those securities or the proceeds from the sale of those securities. No assurance can be given that these restrictions will not adversely affect the Fund and its investments.

Foreign Currency and Hedging Considerations

The Fund's assets are invested principally in securities of China companies and substantially all of the income received by the Fund is in foreign currencies, including Chinese renminbi, Hong Kong dollars and Taiwan dollars. However, the Fund computes and distributes its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the relevant foreign currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will be required to borrow money or liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Taxation" and "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

Since the Fund invests primarily in securities denominated or quoted in foreign currencies, changes in the exchange rates at which such foreign currencies may be converted into U.S. dollars will affect the dollar value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Since 1994, the official exchange rate for the conversion of renminbi and Hong Kong dollars to U.S. dollars has generally been stable. However, there can be no assurance that these rates will remain stable against the U.S. dollar. Following is a list of the exchange rates from U.S. dollars to renminbi in the past year:

US$/RMB Exchange Rate

June 3, 2005	8.2764
May 6, 2005	8.2765
April 1, 2005	8.2765
March 4, 2005	8.2765
February 25, 2005	8.2765
January 28, 2005	8.2765
December 31, 2004	8.2764
November 26, 2004	8.2765
October 29, 2004	8.2766
September 24, 2004	8.2765
August 27, 2004	8.2765
July 30, 2004	8.2777
June 25, 2004	8.2767
May 28, 2004	8.2769
April 20, 2004	8.2771

The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. Currently, there is no market in which the Fund may engage in many of these hedging transactions, including with respect to the renminbi, and there can be no guarantee that instruments suitable for hedging currency or market or interest rate shifts will be available at the time when the Fund wishes to use them. There can be no assurance that any hedging transactions will be successful and such hedging transactions could actually be counterproductive. The Fund is authorized to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as to purchase put or call options on foreign currencies, in U.S. or foreign markets, to the extent available. In order to hedge against adverse market shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund also is authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging strategies, see "Investment Objective and Policies—Foreign Currency and Other Hedging Transactions, Options and Futures Contracts" and Appendix A to this Prospectus.

A Share Risk

Under the prevailing Investment Regulations in China, no foreign investor can directly invest in the China A Share market without a qualified foreign institutional investor ("QFII") license. Under these regulations, the Fund is not eligible to be a QFII. As a result, the Fund will only be able to invest indirectly in the A Share market, either through a derivative security or through an arrangement ("QFII Arrangement") with a holder of a QFII license.

The investment regulations under which the Fund would invest in the A Share market are relatively new. In addition, the application and interpretation of these regulations is often unclear and there is no certainty as to how they will be applied.

It is likely that the Fund will attempt to gain exposure to the A Share market through a derivative instrument, such as a structured note or warrant, the return on which is linked to one or more A Shares. The Fund currently intends to purchase warrants from a financial institution, which would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of A shares of underlying Chinese companies over approximately the market price at the time of purchase. The warrants will be exercisable over specified periods. The Fund may also, in the future, purchase structured notes to gain exposure to the A share market. The return on the structured notes would be based on the return on A shares of one or more specified underlying Chinese companies during the term of the notes. The use of derivatives have risks, including imperfect correlation between the value of such instruments and the underlying assets and the possible default of the other party to the transaction.

It is also possible that the Fund may attempt to obtain A Share exposure through a QFII Arrangement. It is important to note that under the current QFII Arrangement investment regulations, the Fund will not have any legal, beneficial or proprietary interest in or to the underlying A Shares it invests in pursuant to a QFII Arrangement. Under a QFII Arrangement, all A Shares acquired by a QFII license holder on behalf of the Fund would be registered in the name of the QFII license holder, its local custodian and its local broker in accordance with Chinese law, and maintained in electronic form via a securities account with the China Securities Depository and Clearing Corporation Ltd. As a matter of Chinese law, the QFII will be treated as the owner of such A Shares. As a result, the Fund may suffer a loss of some or all of its interest in A Shares purchased in a QFII Arrangement if the QFII license holder becomes insolvent.

It must also be noted that a QFII license holder may be required to use the A Shares held for the account of the Fund for the account of any of the QFII's other customers participating in a QFII Arrangement with the QFII for the purposes of settling trades entered into by those other customers.

The QFII investment regulations relating to the repatriation of principal and realized profits apply to the A Shares owned by a QFII as a whole. In this respect, there could be circumstances in which the Fund achieves realized profits in respect of its investments held through a QFII Arrangement but is unable to repatriate those profits because, as a whole, all of the A Shares held by that QFII has not made a profit during the relevant financial period. In addition, the Fund may not be able to repatriate all the realized profits attributable to its investments if the level of profitability of all of the A Shares held by that QFII as a whole is less than the profitability achieved by the Fund. There is also the possibility that the Fund may be unable to repatriate monies for an initial period of one year and after that only on a quarterly basis without incurring additional costs. The QFII investment regulations are relatively new. The application and interpretation of these regulations are subject to a certain degree of uncertainty as to how they will be applied.

Any investment by the Fund in the A Share market through a QFII Arrangement will be subject to exchange control and other requirements of SAFE concerning repatriation and remittance of funds. Under applicable Chinese law, the QFII license holder will be required to apply for permission to repatriate the whole or part of the funds (including realized profits) invested by the Fund through the QFII and restrictions on repatriation apply which may delay or prevent the Fund's ability to repatriate amounts out of the QFII Arrangement. In particular, the Fund may only request withdrawal of funds periodically up to its pro rata share of the amount available for withdrawal by the QFII.

Further, violations of the QFII investment regulations arising out of activities relating to portions of a QFII's A Share authorization that is being utilized by persons other than the Fund could result in revocation of or other regulatory action in respect of the authorization as a whole, including the portion utilized by the Fund.

Direct Investments

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding Common Stock in direct investments in China companies, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Further, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Certain of the Fund's direct investments, particularly in China, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, in the event the Fund sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. See "Investment Objective and Policies—Direct Investments" and "Taxation—Chinese Taxes."

Net Asset Value Discount; Non-Diversification

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Common Stock."

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation—U.S. Federal Income Taxes" and "Investment Restrictions."

Non-Participation in Offer

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments (as defined herein) in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China (collectively, "China companies"). The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective. Income is not a consideration in selecting investments or an investment objective.

It is the policy of the Fund, under normal market conditions, to invest substantially all, but not less than 65%, of its assets in equity securities of China companies. The Fund also has a policy to invest at least 80% of its assets in China and Taiwan companies. For purposes of the these policies, "China" means the People's Republic of China, which includes Hong Kong. The Board of Directors of the Fund may change the 80% policy, but the Fund must provide its stockholders with at least 60 days' notice prior to any such change. An equity security is defined as common or preferred stock (including convertible preferred stock); bonds, notes or debentures convertible into common or preferred stock; stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; or American, Global or other types of depositary receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries made to the companies. To the extent the Fund's assets are not invested in equity securities of China companies, the Fund's assets will be invested in debt securities of the kind described under "—Temporary Investments" below. See "Risk Factors and Special Considerations" for a discussion of the nature of information public available for non-U.S. issuers.

The Fund's definition of China companies includes companies that may have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries, as well as in China. The Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in China such that their value will tend to reflect developments in China to a greater extent than developments in other countries. For example, the Fund may invest in companies organized and located in countries outside of China, including companies having their entire production facilities outside of China, when such companies meet one of the elements of the Fund's definition of China companies.

The Fund may invest up to 25% of the net proceeds from its offerings of its outstanding Common Stock in direct investments. Only a limited number of Chinese companies are currently listed and many are, therefore, only accessible by making direct investments. The Direct Investment Manager has the potential to invest in a larger range of companies that are not accessible to the public markets.

In addition, there are a limited number of companies with securities listed on stock exchanges in China in which the Fund may invest; however, the Fund anticipates that the number of such securities will increase substantially in the future and the Fund intends to invest in a broad range of such securities as they become available. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its assets in equity securities of China companies, in which case the Fund may invest in debt securities of the kind described under "—Temporary Investments" below.

The Fund invests its assets over a broad spectrum of the Chinese economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing, real estate, textiles, food processing and construction, among others. In selecting industries and companies for investment, the Investment Manager considers overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest more than 25% of its assets in any one industry.

The Fund is permitted to invest indirectly in securities of China companies through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent such Depositary Receipts become available. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts are deemed to be investments in the underlying securities.

The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%, although in any particular year market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the fund deems it appropriate to purchase or sell securities for the Fund. The Fund's portfolio turnover rates for fiscal years ended October 31, 2003 and 2004 were 55% and 40%, respectively.

Direct Investments

The Fund has allocated 25% of the net proceeds of offerings of its outstanding Common Stock to direct investments in China companies. For this purpose, the net proceeds of the offerings of the Fund's Common Stock includes amounts invested or reinvested under the Fund's Dividend Reinvestment and Cash Purchase Plan, but the purchase price of shares repurchased by the Fund is deducted in calculating the amount available for direct investments. At March 31, 2005, the Direct Investment Manager had invested US$11.33 million in direct investments. The portion of the Fund's assets allocated to direct investments may be changed from time to time by the Fund's Board of Directors. The Fund's direct investments are managed by the Direct Investment Manager. To the extent that the Fund's assets allocated to direct investments are not invested in direct investments, those assets are invested at the direction of the Investment Manager in listed securities and Temporary Investments (as described below) in accordance with the Fund's investment objective. Direct investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise or equity interests in trusts, partnership, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. An equity interest is defined as common or preferred stock (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock or stock purchase warrants or rights. In each case, the Fund, at the time of making the investment, enters into a stockholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements, normally and in appropriate circumstances, provide the Fund with the ability to appoint a representative to the Board of Directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund is expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund makes its direct investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments.

In selecting direct investments for the Fund, the Direct Investment Manager receives referrals for potential investments from a variety of sources. The Direct Investment Manager independently analyzes the referrals, without any obligation to act upon the referral. If the Direct Investment Manager determines that a referral is appropriate for investment for the Fund, it then undertakes negotiations of the terms upon which the investment will be made and, if the negotiations are successful, arranges for the Fund to enter into the investment. Certain of the Fund's direct investments, particularly in China, may include investments in smaller, less seasoned companies which have limited product lines, markets or financial resources. The Direct Investment Manager generally does not make direct investments in start-up operations, although in some cases the Fund's direct investment will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments are made in entities that are reasonably expected in the foreseeable future to become China companies, either by expanding current operations or establishing significant operations in China. For a description of the various forms of direct investment in China, see "Direct Investments in China—Forms of Foreign Direct Investments."

Temporary Investments

During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., Chinese or Hong Kong governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S., Chinese or Hong Kong corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Investment Manager believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in China).

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price, including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Foreign Currency and Other Hedging Transactions, Options and Futures Contracts

In order to hedge against foreign currency exchange rate risks, the Fund is authorized to enter into forward foreign currency exchange contracts and foreign currency futures contracts and to purchase and write (sell) put or call options on foreign currency and on foreign currency futures contracts. However, with respect to the Chinese renminbi, there currently is not a viable market in which the Fund may engage in any of the foregoing hedging transactions. The Fund also is authorized to hedge against equity market and interest rate fluctuations affecting portfolio securities by entering into stock options, stock index futures transactions, interest rate futures contracts and options thereon.

The Fund's dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and will not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency.

The Fund is authorized to enter into securities options transactions in order to hedge all or a portion of its portfolio investments. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon. Currently, the Fund's ability to engage in these transactions is circumscribed by the absence of a market for options or futures with respect to Chinese securities.

The Fund has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

There currently are limited options and futures markets for Chinese currency, securities and indexes and the nature of the strategies adopted by the Investment Manager and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC"). Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

For a description of each of the instruments referred to above and an explanation of certain of the associated risks, limitations on use and possible strategies the Fund may utilize in connection therewith, see Appendix A to this Prospectus.

Lending of Portfolio Securities

Subject to the prior approval of the Fund's Board of Directors, the Fund may from time to time, for purposes of increasing its income, lend securities (but not in excess of 25% of its net assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade or higher by Standard & Poor's Corporation or Moody's Investors Service, Inc. which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Currently, no regular market exists for the lending of Chinese securities.

Any cash collateral received by the Fund in such arrangements will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will not loan portfolio securities to the extent such activity would jeopardize its status as a regulated investment company under Subchapter M of the Code.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the "Investment Objective and Policies"). If a percentage restriction on investment or use of assets set forth below is adhered to immediately after a transaction is effected, later changes will not be considered a violation of the restriction.

As a matter of fundamental policy, the Fund may not:

(1)    Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

(2)    Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

(3)    Issue senior securities, borrow money or pledge its assets, except that the Fund may (a) borrow money from a lender (and pledge its assets to secure such borrowings) (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, (iii) to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), or (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, provided that the Fund will not purchase additional portfolio securities when its borrowing under this clause (a) exceed 5% of its assets; or (b) in connection with its direct investments, issue senior securities, borrow money or pledge its assets, provided that the Fund's obligation under any such issuance of senior securities or borrowing of money is either (i) fully secured by high quality liquid assets or (ii) fully backed by high quality liquid assets segregated by the Fund's Custodian, and that the Fund's aggregate obligations with respect to all such issuances or borrowings does not exceed 25% of its total assets (not including the amount borrowed).

(4)    Invest 25% or more of the total value of its assets in a particular industry; provided, however, if the exercise of any rights to purchase securities would cause the Fund's portfolio holdings of securities in a particular industry to exceed the limit set forth in this paragraph 4, the Fund will, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, sell at least as many securities of the same class and value as it would receive on exercise of such rights to satisfy this limit.

(5)    Make any investment for the purpose of exercising control or management.

(6)    Buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

(7)    Make loans, except (i) through repurchase agreements to the extent permitted by applicable law, (ii) that the Fund may from time to time lend its portfolio securities, and (iii) with respect to the Fund's assets allocated to direct investments, loans may be made in conjunction with equity investments in direct investment enterprises.

(8)    Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable laws.

As a matter of operating policy, the Fund does not intend to engage in the lending of portfolio securities. This policy may be changed at any time by the Fund's Board of Directors without a stockholder vote.

The Fund is subject to certain requirements under the Code with respect to its qualifications as a regulated investment company. See "Taxation—U.S. Federal Income Taxes."

Under the 1940 Act, the Fund may invest only up to 10% of its assets in the aggregate in shares of other investment companies and only up to 5% of its assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory, sub-advisory and administrative fees with respect to assets so invested.

As a result of legal restrictions or market practices or both, the Fund, as a U.S. entity, may be precluded from purchasing shares in public offerings by certain China companies. Additionally, under the

1940 Act, the Fund may not purchase any security of which the Investment Manager, the Director Investment Manager or any of their respective affiliates is a principal underwriter during the public offering of such security.

In addition to the foregoing restrictions, the Fund may be subject to investment limitations and other restrictions imposed by China. For a discussion of certain investment restrictions applicable to the Fund, see "The Securities Markets in China and Hong Kong" below.

MANAGEMENT OF THE FUND

Directors and Officers of the Fund

The Directors of the Fund currently consist of five individuals all of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires and directors in that class are elected for a new three-year term at the annual meeting of stockholders.

The following table provides information concerning each of the Directors of the Fund.

Name (Age) and Address of Directors or Nominees for Director	Principal Occupation or Employment During Past Five Years and Other Directorships in Publicly Held Companies	Director Since	Number of Portfolios in Fund Complex Overseen by Directors	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)
Michael F. Holland (60) 375 Park Avenue New York, NY 10152	Chairman, Holland & Company L.L.C. (1995–present); Director, The Holland Balanced Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.	1992	1	$50,001–$100,000	$50,001–$100,000
James J. Lightburn (61) 13, Rue Alphonse de Neuville 75017 Paris, France	Attorney, Nomos (2004–present); Attorney, member of Hughes Hubbard & Reed (1993–2004).	1992	1	$10,001–$50,000	$10,001–$50,000
Joe O. Rogers (56) 2477 Foxwood Drive Chapel Hill, NC 27514	The Rogers Team LLC, organizing member (July 2001–present); Manager, the J-Squared Team LLC (April 2003–May 2004); Executive Vice President of Business Development, PlanetPortal.com, Inc. (September 1999–May 2001); Director, The Taiwan Fund, Inc. (1986–present).	1992	1	$10,001–$50,000	$10,001–$50,000
Alan Tremain (68) 58 Avenue La Reale Port la Galere Theoule-sur Mer France 06590	Chairman of the Board of the Fund; Chairman, Hotels of Distinction Ventures, Inc. (1989–present); Chairman, Hotels of Distinction (International), Inc. (1974–present).	1992	1	$50,001–$100,000	$50,001–$100,000
Nigel S. Tulloch (59) 7, Circe Circle Dalkeith WA 6009 Australia	Chief Executive, HSBC Asset Management Bahamas Limited (1986–1992); Director, The HSBC China Fund Limited.	1992	1	$10,001–$50,000	$10,001–$50,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current Directors. The dollar value of the shares is based upon the market price on June 15, 2005.

The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund's Audit Committee is comprised of Directors who are not interested persons of the Fund, and its actions are governed by the Fund's written Audit Committee Charter. The current members of the Audit Committee are Messrs. Holland, Lightburn, Rogers, Tremain and Tulloch. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange's listing standards. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Audit Committee met four times during the fiscal year ended October 31, 2004.

The Fund's Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. All of the members of the Nominating Committee are independent as independence is defined in the New York Stock Exchange's listing standards. Currently, the Nominating Committee does not consider nominees recommended by stockholders but it may reconsider that position in light of recent developments in the law. The Nominating Committee has a charter which is available on the Fund's website (www.chinafundinc.com). The Nominating Committee evaluates candidates' qualifications for Board membership and their independence from the Fund's managers and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by a Nominating Committee-recommended candidate and there is not a specific process for identifying such candidates. The Nominating Committee met once during the fiscal year ended October 31, 2004.

The Fund does not have a specified process for stockholders to send communications to the Board because stockholders are able to communicate directly with the Board at the Annual Meeting of Stockholders and the Fund's reports to stockholders disclose contact information which may be used to direct communications to the Board.

Officers of the Fund

Mr. Gary L. French (age 53), President of the Fund since September 12, 2003, also serves as Senior Vice President of State Street Bank and Trust Company (2002–present); Managing Director, Deutsche Asset Management, Inc. and Zurich Scudder Investments (acquired by Deutsche Bank in 2002) (2001–2002); President, UAM Fund Services, Inc. (1995–2001).

Mr. William C. Cox (age 38), Treasurer of the Fund since June 9, 2005, also serves as Vice President of State Street Bank and Trust Company.

Ms. Mary Moran Zeven (age 44), Secretary of the Fund since June 13, 2002, also serves as Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company.

Mr. Peter A. Ambrosini (age 61), Chief Compliance Officer of the Fund since September 30, 2004, also serves as Senior Principal and Chief Compliance and Risk Management Officer, SSgA Funds Management, Inc. and State Street Global Advisors.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was US$188,000 during the year ended October 31, 2004 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors' attendance at directors' meetings, including affiliated Directors, was US$101,199. Each non-affiliated Director currently receives fees, paid by the Fund, of US$2,000 for each directors' meeting and committee meeting attended and an annual fee of either US$27,500 (for the Chairman of the Fund) or US$10,000 (for the other non-affiliated Directors). Currently, no Director is affiliated with either the Investment Manager or the Direct Investment Manager.

The following table sets forth the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2004.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Michael F. Holland	$32,000	—	—	$32,000
James J. Lightburn	$32,000	—	—	$32,000
Joe O. Rogers	$34,000	—	—	$34,000
Alan Tremain	$51,500	—	—	$51,500
Nigel S. Tulloch	$30,000	—	—	$30,000
Burton Levin(2)	$8,500	—	—	$8,500

(1)	Includes compensation paid to Directors by the Fund. The Fund's Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.

(2)	Mr. Levin, who was a "non-interested person" of the Fund, was not nominated for re-election as a Director of the Fund at the 2004 Annual Meeting of Stockholders due to the retirement policy adopted by the Fund's Board of Directors. Effective December 12, 2003, Mr. Levin resigned as a Director.

As of March 31, 2005, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund's outstanding shares.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See "Common Stock."

While the Fund is a Maryland corporation, Messrs. Lightburn and Tulloch are not residents of the United States, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for investors to effect service of process upon such Directors within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Messrs. Lightburn and Tulloch have irrevocably appointed the Fund as their agent for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

The Articles of Incorporation of the Fund contain a provision permitted under the Maryland General Corporation Law (the "MGCL") which by its terms eliminates the personal liability of the Fund's directors and officers to the Fund or its stockholders for monetary damages, subject to certain qualifications described below. The Articles of Incorporation and the By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the MGCL and the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding. Nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares as of June 15, 2005.

The Investment Manager

The Fund has retained Martin Currie Inc. as its investment manager pursuant to the Management Agreement to manage the investment and reinvestment of the assets of the Fund (other than with respect to the portion of the Fund's investments in direct investments), subject to the supervision of the Fund's Board of Directors. The Investment Manager is a wholly owned subsidiary of Martin Currie Ltd. ("MC Ltd."). The Martin Currie Group, as defined below, is a leading Scottish investment management company, privately owned by its employees, controlled and managed by its full time executives and founded in 1881. The Investment Manager's and MC Ltd.'s principal address is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. Investment management activities are run from the Edinburgh headquarters. However, in the case of the Fund, Chris Ruffle, who is the portfolio manager, is based in Shanghai and the China research team is based in Edinburgh and in Shanghai, China.

The Investment Manager is a registered investment adviser under the Advisers Act, and offers portfolio management services to taxable and nontaxable institutional investors investing in United States and international equity securities. The Investment Manager. is part of a group of companies owned by MC Ltd., which includes three operating subsidiaries: Martin Currie Inc., Martin Currie Investment Management Ltd., ("MCIM") and Martin Currie Unit Trusts Limited (collectively, the "Martin Currie Group"). As of March 31, 2005, the Martin Currie Group had assets under management totaling approximately US$15.9 billion. Funds managed by the Martin Currie Group in the Asia Pacific region (excluding Japan) currently amount to approximately US$3.0 billion.

Portfolio Manager

Chris Ruffle

Mr. Ruffle joined MCIM in 1994 and is currently a director. MCIM provides investment research and administration services to the Investment Manager. Mr. Ruffle, who is a Chinese and Taiwanese equity specialist, has over 13 years' investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in Asia since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan (1990 to 1993). Mr. Ruffle also manages The Martin Currie China Hedge Fund, the Martin Currie China "A" Share Fund Limited and the Martin Currie Sino-American "A" Share Corporation Limited.

Other Accounts Managed.    Mr. Ruffle is primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Type of Account	Number of Accounts	Account Assets
Other registered investment companies	0	$0
Other pooled investment vehicles	20	$1,229.85 million
Other accounts	0	$0

*	As of March 31, 2005.

Certain of the accounts listed above pay an advisory fee that is based on the performance of the account.

Compensation.    Mr. Ruffle's compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that he manages.

Material Conflicts of Interest.    Mr. Ruffle's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.    As of the date of this prospectus, Mr. Ruffle does not beneficially own any Common Stock of the Fund.

Management Agreement

Under the terms of the Management Agreement, the Investment Manager manages the Fund's assets invested in Listed Assets. The Investment Manager, with respect to the Fund's Listed Assets, will place all orders for the purchase or sale of portfolio securities for the Fund's Listed Assets with brokers or dealers it selects, and is authorized as agent of the Fund to give instructions to the custodians of the Fund's Listed Assets as to deliveries of securities and payments of cash for the account of the Fund. While currently there is no director, officer or employee of the Investment Manager who is a Director or officer of the Fund, the Management Agreement provides that the Investment Manager is responsible for the compensation and expenses of those of the Fund's Directors who are directors, officers and employees of the Investment Manager, except that the Fund bears travel expenses or an appropriate fraction thereof of Directors and officers of the Fund to the extent such expenses related to attendance at meetings of the Board of Directors or any committee thereof.

The Fund pays all expenses associated with the management of Listed Assets, including, among others: organizational expenses (but not the overhead or employees costs of the Investment Manager); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's Custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

Under the Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients who may invest in Chinese securities. Conversely, information furnished by others to the Investment Manager in the course of providing services to clients other than the Fund may be useful to the Investment Manager in providing services to the Fund.

The Management Agreement provides that the Investment Manager is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties, or from reckless disregard by the Investment Manager of its obligations and duties under the Management Agreement.

Prior to March 19, 2004, the Investment Manager received a fee, computed weekly and payable monthly at the following annual rates: 1.00% of the first US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.90% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; 0.70% of the next US$25 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$75 million. Effective March 19, 2004, for its services under the Management Agreement, the Investment Manager received a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$400 million of the Fund's average weekly net assets consisting of Listed Assets; and 0.50% of the Fund's average weekly net assets for all Listed Assets in excess of US$400 million. Upon completion of the Offer, the Investment Manager has agreed to reduce its fee to an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Assets up to US$315 million and 0.50% of the Fund's weekly net assets consisting of Listed Assets in excess of $315 million. The total fees paid to the Investment Manager pursuant to the Management Agreement for the fiscal years ended October 31, 2002, 2003 and 2004 were US$1,027,421, US$1,230,986 and US$1,719,543, respectively.

The Management Agreement became effective on March 19, 2004, and will continue in effect until June 29, 2005, and from year to year thereafter, provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not "interested persons" (as defined under the 1940 Act) of the Investment Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Management Agreement may be terminated at any time without payment of penalty by the Fund or by the Investment Manager upon 60 days' written notice or by vote of the stockholders of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

Direct Investment Manager

The Fund has retained Asian Direct Capital Management, its direct investment manager pursuant to the Direct Investment Management Agreement, to manage the portion of the Fund's investments in direct investments. The Direct Investment Manager was established in 1997 as part of SSgA, the investment management division of State Street, to build and conduct private equity investment activities in Asia. In January 2001, the Direct Investment Manager was incorporated in the Cayman Islands as an exempted company. The Direct Investment Manager is a wholly owned indirect subsidiary of State Street.

State Street, one of the world's leading specialists in serving institutional investors, provides a full range of products and services for portfolios of investment assets. State Street is a market leader in providing investment advisory and management services. State Street has approximately US$9.5 trillion of assets under custody and over US$1.4 trillion of assets under management as of March 31, 2005 (of which approximately US$64.13 million was under the management of the Direct Investment Manager). Customers of State Street include mutual funds and other collective funds, corporate and public pension funds, corporations, unions and not for profit organizations globally. SSgA's principal address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. The Direct Investment Manager's principal address is 32/F, Two Exchange Square, Central Hong Kong.

The Direct Investment Manager is a registered investment adviser under the Advisers Act and it provides investment advisory services to institutions seeking to invest in private equity in Asia. These advisory services include sourcing, managing, monitoring and executing private equity investments in Asia. Since 1997, the Direct Investment Manager has developed a local presence in Hong Kong, Singapore, Thailand and South Korea. In addition to the Fund, the Direct Investment Manager currently advises or manages the Korea Venture Fund and Thailand Recovery Fund, with total assets under management of approximately US$52.8 million. The Direct Investment Manager draws upon the capabilities of its asset management specialists located in its various offices throughout Asia. It also draws upon the research capabilities of its affiliates in the State Street group of companies.

Portfolio Manager

Koh Kuek Chiang

Mr. Koh joined the Direct Investment Manager in 1998. Mr. Koh has over twenty years of private equity investment experience in the United States, Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunication equipment, biotech, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

Mr. Koh leads a team of the Direct Investment Manager, comprised of Adrian Lam, Thomas Miu and Kent Tsang, that works on the Fund's direct investment activities. The members of the team are experienced private equity professionals with diverse backgrounds and considerable experience in China. Most of the team members have been involved in investing in China for over a decade and have seen more than one economic cycle.

On behalf of the Fund, Mr. Koh holds directorships in the following investee companies of the Fund's direct investment portfolio: Captive Finance Limited, CDW Holding Limited and Global e-Business Services (BVI) Limited. Mr. Koh does not receive directors' fees or compensation from these companies. However, some direct expenses and costs of attending board meetings are reimbursed in certain cases.

Other Accounts Managed.    Mr. Koh is primarily responsible for the day-to-day portfolio management of the Fund. In addition, he is involved in the day-to-day management of the Korea Venture Fund and is a member of the Investment Committee of the Thai Recovery Fund. Mr. Koh is not primarily responsible for the day-to-day portfolio management of any other registered investment companies, other pooled investment vehicles or other accounts.

Compensation.    Mr. Koh's compensation is comprised of two components: a base salary and an annual bonus. His compensation is determined by a qualitative assessment of his overall performance in managing the various funds for which he is responsible. His bonus is determined by the Compensation Committee of the Direct Investment Manager and is partially dependent on the performance of the funds in which Mr. Koh is involved.

Material Conflicts of Interest.    Mr. Koh's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation of investment opportunities on behalf of the Fund and the other accounts. The Direct Investment Manager, however, believes that these potential conflicts of interest do not have an adverse effect on the portfolio management of the Fund. The Direct Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and investment opportunities allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Direct Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.    As of the date of this prospectus, Mr. Koh does not beneficially own any Common Stock of the Fund.

Direct Investment Management Agreement

Under the terms of the Direct Investment Management Agreement, the Direct Investment Manager manages the portion of the Fund's assets invested in direct investments, including furnishing advice and making recommendations regarding the purchase and sale of the Fund's assets allocated to direct investments. For purposes of valuation, the Fund's direct investments are priced at their cost (i.e., the amount expended by the Fund to acquire them) or on such other basis as may be agreed by the Direct

Investment Manager and the Fund. The Direct Investment Manager monitors the execution of transactions and settlement and clearance of the Fund's securities in transactions in direct investments, and is authorized as agent of the Fund to give instructions to the custodians of the Fund's direct investments.

Under the terms of the Direct Investment Management Agreement, the Direct Investment Manager is permitted to provide investment advisory services to other clients, including clients who may invest in direct investments in China companies so long as the direct investment management services to the Fund are not impaired thereby.

The Direct Investment Management Agreement provides that the Direct Investment Manager is not liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Direct Investment Management Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Direct Investment Manager in the performance of its duties, or from reckless disregard by the Direct Investment Manager of its obligations and duties under the Direct Investment Management.

For its services under the Direct Investment Management Agreement, the Direct Investment Manager receives a fee computed weekly and payable monthly at an annual rate equal to the greater of US$300,000 or 2.2% of the average weekly value of the assets of the Fund invested in direct investments. This fee is higher than those paid by most other U.S. investment companies, primarily because of the considerable time and expense required in pursuing the Fund's objective of making direct investments in China companies. For the fiscal years ended October 31, 2002, 2003 and 2004, the Direct Investment Manager earned a fee of US$295,069, US$304,931 and US$298,486, respectively, which was paid or payable by the Fund.

The Direct Investment Management Agreement became effective on June 15, 2001, and will continue in effect until June 15, 2005 and from year to year thereafter if approved annually (i) by a majority of the directors who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Direct Investment Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Board of Directors of the Fund or the Fund's outstanding voting securities. The Direct Investment Management Agreement will automatically terminate on its assignment (as defined in the 1940 Act) by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the stockholders of the Fund.

Administrator

Under the Administration Agreement, the Administrator provides administrative services in the United States to the Fund. Such administrative services include maintenance of the Fund's books and records, calculations of net asset value, preparation and filing of reports with respect to certain of the Fund's U.S. reporting requirements, monitoring of custody arrangements with the Fund's Custodian, providing certain legal services and other accounting and general administrative services. The Board of Directors of the Fund supervises and monitors the administrative services provided by the Administrator. Under the Administration Agreement, the Fund pays to the Administrator a fee, calculated weekly and payable monthly, at an annual rate of 0.14% of the first US$150 million, 0.12% of the next US$150 million and 0.07% of the excess over US$300 million of the average weekly net assets of the Fund, with a minimum annual fee of US$160,000. The Fund also pays a fixed fee of US$100,000 annually for legal administration services. Upon completion of the Offer, the Administrator has agreed to reduce its fee to an annual rate of 0.13% of the first US$150 million, 0.11% of the next US$150 million and 0.06% of the excess over US$300 million of the average weekly net assets of the Fund, with a minimum annual fee of US$160,000. For the fiscal years ended October 31, 2002, 2003 and 2004, the Administrator earned a fee of US$259,815, US$343,364 and US$432,051, respectively, which was paid or payable by the Fund. The Administrator's business address is 225 Franklin Street, Boston, MA 02110.

The Administration Agreement is terminable upon 60 days' notice by either party.

The services of the Administrator are not deemed to be exclusive, and nothing in the Administration Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients or from engaging in other activities.

Operating Expenses

The annual operating expenses of the Fund at times have been higher than the normal annual operating expenses of most closed-end investment companies of comparable size investing predominantly in the securities of U.S. issuers. The Fund's annual operating expenses reflect the specialized nature of the Fund, the extent of the investment management and advisory effort involved, and the cost of communication and other costs associated with investing in equity securities of China companies rather than securities of U.S. issuers. Costs of this Offer will be charged to capital and, therefore, will have no impact on the Fund's expense ratio. For the fiscal years ended October 31, 2003 and 2004, the Fund's expenses were US$3,466,027 and US$3,757,459, respectively. For the fiscal years ended October 31, 2003 and 2004, the ratio of the Fund's expenses to average net assets was 1.76% and 1.41%, respectively. These ratios include Taiwan Stock Dividend tax expense. Without the expense, the ratios for October 31, 2003 and 2004 would be 1.68% and 1.34%, respectively.

THE SECURITIES MARKETS IN CHINA, HONG KONG AND TAIWAN

Currently, China has two stock exchanges in Shanghai and Shenzhen which were established in November 1990 and December 1990, respectively. Both stock exchanges are supervised by the China Securities Regulatory Commission. There are two classes of listed shares: A Shares and B Shares. Historically, A Shares have only been available to domestic investors and B Shares only to foreign investors. However, since February 2001, domestic investors have been allowed to invest in the B Share market.

Following China's accession to the World Trade Organization ("WTO") on December 11, 2001, China has opened the securities industry to foreign investors under its WTO commitment. The Rules on Establishment of Securities Companies with Equity Participation of Foreign Investors and the Rules on Establishment of Fund Management Companies with Equity Participation of Foreign Investors were promulgated in June 2002. (The latter set of rules was replaced by the Administrative Measures on Securities Investment Fund Management Companies in October 2004.) In November 2002, the Interim Measures for the Administration of Securities Investment by Qualified Foreign Institutional Investors in China was promulgated, which allows foreign investors to participate in the A Share market through QFIIs. By the end of November 2004, establishment of a total of four securities companies with equity participation of foreign investors have been approved; 13 fund management companies with equity participation of foreign investors have commenced business and 26 QFIIs have been granted investment quotas of a total of approximately US$3.4 billion.

As of December 31, 2004, there were 827 A share companies listed on the Shanghai Stock Exchange and 522 listed on the Shenzhen Stock Exchange. The combined market capitalization of the Shanghai and Shenzhen A Share markets rose over ten times from RMB331 billion (US$40 billion) at the end of 1995 to RMB3,631 billion (US$438.7 billion) by the end of 2004.

In addition to the domestic market, shares in Chinese companies are also listed in Hong Kong and overseas in the forms of H shares, red chips and depositary receipts. H shares are shares offered to overseas investors issued by Chinese companies and listed in Hong Kong, while red chips are companies incorporated outside China with China and related background whose shares are listed in Hong Kong. By the end of 2004, the total market capitalization of H shares in Hong Kong was approximately US$59.2 billion.

Taiwan's securities markets also include a wide variety of companies with their principal operations or business exposures in Taiwan. The vast majority of Taiwan-listed corporations are domiciled in Taiwan and have Taiwanese management. Due to the increasing business ties with the People's Republic of China, an increasing number of Taiwan-listed companies derive the bulk of their revenues, profits or growth from their operations in mainland China. By the end of 2004, the total market capitalization of securities traded on the TSE was US$476.6 billion.

The following table sets out the size of the Chinese A Share and B Share markets as well as the Hong Kong Stock Exchange, Hong Kong Growth Enterprise Market and Hong Kong listed H Shares at December 31, 2004:

	No. of listed companies	No. of new listings in 2004	Money raised in 2004 (US$mn)	Market cap (US$bn)	Average daily turnover in 2004 (US$mn)
China
A Shares market	1,349	106	6,244	438.7	2,067.2
B Shares market	110	2	328	9.0	37.7
Hong Kong
Hong Kong Stock Exchange	892	49	34,108	851.1	2,049.1
Hong Kong Growth Enterprise Market	204	21	677	8.6	13.3
Hong Kong listed H Shares	109	8	4,977	59.3	485.2

Source: CEIC, China Securities Regulatory Commission, Hong Kong Exchange, Shanghai and Shenzhen Stock Exchanges

The following table sets out the yearly closing value of indices for each market for the last ten years.

Date	China A Share	China B Share	Hong Kong Stock Exchange	Hong Kong Listed H Share	Taiwan Stock Exchange
December 31, 2004	1330.185	2404.712	58191.99	19388.91	6139.69
December 31, 2003	1569.127	3562.645	54994.58	21953.25	5890.69
December 31, 2002	1419.117	3931.419	41398.07	8840.019	4452.45
December 31, 2001	1712.541	5995.009	51085.95	7878.80	5551.24
December 31, 2000	2192.378	2962.493	64026.87	6888.659	4743.94
December 31, 1999	1451.900	1188.51	68442.22	7959.458	8448.84
December 31, 1998	1219.636	924.4942	41771.79	7189.38	6418.43
December 31, 1997	1258.490	1823.812	45169.00	13224.88	8187.27
December 31, 1996	954.980	1842.521	47805.74	15132.31	6933.94
December 31, 1995	575.180	1300.996	35546.39	11601.38	5158.65
December 31, 1994	667.770	1650.761	27826.78	15779.68	7111.10

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Manager places orders for securities to be purchased and sold by the Fund. The primary objective of the Investment Manager in choosing brokers for the purchase and sale of securities for the Fund is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution, and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund will also be subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Investment Manager, the Direct Investment Manager and their respective affiliates).

Securities held by the Fund may also be held by or be appropriate investments for other advisory clients of the Investment Manager, Direct Investment Manager or their respective affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and such clients pro rata in accordance with guidelines adopted by the Board of Directors to the Fund. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Investment Manager on behalf of the Fund may place brokerage transactions through brokers who provide it with investment research services, including market and statistical information and quotations for portfolio purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the 1934 Act.

Research provided to the Investment Manager in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Investment Manager itself, and the Investment Manager's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Such information may be useful to the Investment Manager in providing services to clients other than the Fund, and not all of such information will necessarily be used by the Investment Manager in connection with the Fund. Conversely, information provided to the Investment Manager by brokers and dealers through whom other clients of the Investment Manager effect securities transactions may prove useful to the Investment Manager in providing services to the Fund.

The Fund's Board of Directors will review at least annually the commissions allocated by the Investment Manager on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

The Direct Investment Manager will negotiate purchases of the Fund's direct investments and arrange for the Fund to acquire the investments by means of purchase and sale agreements. The Direct Investment Manager may pay finder's commissions to third parties who provide referrals, except that no commissions will be paid by the Fund to any affiliates of State Street, who provide referrals to the Fund.

Brokerage commissions paid by the Fund for the fiscal years ended October 31, 2002, 2003 and 2004 were US$565,758, US$434,449 and US$432,926, respectively, none of which was paid to affiliates.

NET ASSET VALUE

Net asset value of the Fund is determined no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, all listed equity securities for which market quotations are readily available are valued, regardless of purchase price, at the last sales price in the principal market where they are traded on the date of determination. Listed securities with no such sales price are valued at the mean between the current bid and asked prices, if any, of two reputable brokers. Short-term investments having maturities of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable, provided that the Board of Directors determines that such method of valuation represents fair value. Other securities as to which market quotations are readily available are valued at their market values and all other securities and assets are valued at fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others pursuant to guidelines approved by the Board of Directors and subject to Board review. In instances where price cannot be determined in accordance with the above procedures, or in instances in which the Board of Directors determines it is impractical or inappropriate to determine price in accordance with the above procedures, the price is at fair value as determined in good faith in a manner as the Board of Directors may prescribe. The Fund's direct investments are valued at cost unless the Board of Directors, based on advice from the Direct Investment Manager, concludes that there has been a material change of a long-term nature in the value of such investments and the Direct Investment Manager has sufficient reliable information available to it to revalue these investments. On each date the net asset value is calculated, all assets or liabilities not denominated in U.S. dollars are valued in the relevant foreign currency and that value is translated into U.S. dollars at the prevailing foreign exchange rate. The Fund's obligation to pay any local tax on remittances from China and Taiwan becomes a liability on the record date for a dividend payment and has the effect of reducing the Fund's net asset value. Determination of fair value involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") adopted by the Fund, each stockholder will be deemed to have elected, unless Equiserve Trust Company, N.A., ("EquiServe"), a federally chartered trust institution and the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Equiserve Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Equiserve c/o The China Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. Phone: 1-800-426-5523.

EquiServe, Inc., an affiliate of EquiServe and a transfer agent registered with the U.S. Securities and Exchange Commission, acts as Service Agent for EquiServe. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of the Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from US$100 to US$3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to EquiServe c/o The China Fund, Inc. at P.O. Box 3010, Providence, RI 02940-3010. Phone: 1-800-426-5523.

TAXATION

U.S. Federal Income Taxes

Rights

The receipt and the exercise of the Rights should not be taxable for U.S. federal income tax purposes. In general, the tax basis of the Rights received should be determined by allocating to the Rights a portion of the recipient's existing tax basis in its shares with respect to which the distribution is made. However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise.

Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the Rights, if any. The holding period of the shares will commence on the date of the exercise.

The Fund

The Fund intends to continue to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its stockholders in the form of dividends or capital gain distributions.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income and 90% of its net tax-exempt interest for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. See also the discussion of passive foreign investment companies below. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. If the Fund fails to satisfy the 90% distribution requirement, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the stockholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate stockholders and (ii) for treatment as "qualified dividends" in the case of noncorporate stockholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from the prior eight years, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate any amounts retained as undistributed capital gains in a notice to its stockholders.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-divided with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capitals gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test the distribution generally must be declared and paid during the year.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Investments generally will be maintained and income therefrom calculated by reference to certain foreign currencies, including renminbi and Hong Kong dollars, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement to maintain qualification as a RIC or to avoid the 4% excise tax.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), affect the eligibility of dividends to be treated as qualified dividend income (as described below), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Passive Foreign Investment Companies.    If the Fund purchases shares in foreign corporations that are classified as passive foreign investment companies ("PFICs") for U.S federal income tax purposes, the Fund may be subject to U.S. federal income tax on a portion of any gain it receives on the disposition of shares in the PFIC as well as on certain distributions paid by the PFIC, even if such income is distributed as a taxable dividend by the Fund to stockholders. Under the PFIC rules, gains or distributions that are subject to these rules are allocated to each year over the holding period of the Fund in the PFIC shares and the Fund will have to pay an additional charge in an amount equal to the interest that would be due if the Fund had failed to pay an amount of tax in each prior year equal to the income allocated to such year. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash and may depend on the receipt of certain information from the PFIC which may not be willing to provide the necessary information. Dividends paid by PFICs will not be eligible for the treatment of qualified dividend income discussed above.

If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the stockholders.

Distributions

Distributions from the Fund derived from investment income and net short-term capital gains, as described below generally will be taxable to a U.S. stockholder as dividend income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or Fund shares. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to a U.S. stockholder as long-term capital gain, regardless of how long the stockholder has held stock in the Fund.

Under current law, certain income distributions paid by the Fund to individual U.S. stockholders are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the U.S. stockholder with respect to its stock and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations and the U.S. stockholder satisfies certain holding period and other requirements in respect of its shares in the Fund. As mentioned above, the Fund's transactions in options and forward contracts can affect the eligibility of dividends as qualified dividend income. For these purposes, a "qualified foreign corporation" means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company" (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a U.S. stockholder) if (1) the dividend is received with respect to any position held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

Any dividend declared by the Fund in October, November or December of any year and payable to the stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of following year.

Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual U.S. stockholders.

Since the Fund will not invest in the stock of domestic corporations, corporate U.S. stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.

If the Fund designates retained funds as undistributed capital gains (as described above), U.S. stockholders will be (a) required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income.

Distributions in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of a U.S. stockholder's adjusted basis in its shares and thereafter as capital gain from the sale of the shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce the adjusted tax basis of the shares, thereby increasing potential gain or reducing a stockholder's potential loss on any subsequent sale or other disposition of the shares.

If the net asset value of the shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of investment performance, among other factors, and can be expected to vary from year to year.

Dispositions of Shares

Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and its basis in the shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

An amount received by a stockholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a stockholder exceeds the fair market value of the shares tendered, or if a stockholder does not tender all of the shares of the Fund owned or deemed to be owned by the stockholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any stockholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the Fund as a result of their increased proportionate interest in the Fund.

For backup withholding purposes, the Fund may be required to withhold a portion of reportable payments (which may include dividends, capital gain distributions, and redemption proceeds) to certain stockholders. A stockholder, however, may avoid becoming subject to this requirement by establishing that it is exempt from such withholding (e.g., by establishing that it is a corporation) or by providing its taxpayer identification number and certain other information. The backup withholding tax is not a separate tax and may be credited against a stockholder's federal income tax liability.

Foreign Tax Credits

The Fund may be subject to certain taxes imposed by China, Hong Kong and possibly by other foreign countries with respect to dividends, capital gains and interest income. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any Chinese or other foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under United States income tax principles, as paid by its stockholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, each stockholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the Chinese government or to another country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions from their U.S. taxable income, if any. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, such stockholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to their allocable shares of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

The amount of Chinese or other foreign taxes that may be credited against a stockholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund expects that the capital gains it distributes, whether as dividend or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such the country.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the stockholder.

If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Under recently enacted legislation, the Fund will no longer be required to withhold any amounts with respect to distributions to foreign investors that are properly designated by the Fund as "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign investor. The provisions contained in the legislation relating to distributions to foreign investors generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their own tax advisors regarding the specific tax consequences relating to the new legislation. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund's election (described above) to a "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above. Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States persons and, a foreign investor that is a corporation may also be subject to the 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices.    Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Chinese Taxes

Income Taxes.    Under the Income Tax Law of the People's Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect in China in which the Fund invests directly on July 1, 1991, the Fund's income from dividends and profit distributions of companies will be subject to a 20% tax.

A notice issued on July 21, 1993 by the State Tax Bureau provides, inter alia, that dividends received by foreign investors in respect of their holdings of "B" shares issued by China companies will not be subject to income tax until a new tax law is promulgated. Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any "B" shares are not subject to any income tax in China. However, pursuant to the same notice, if such gains were realized by the Fund through an establishment or office in China, it will form part of the taxable profit of such establishment or office, although losses realized will also be deductible.

Pursuant to the Enterprises Income Tax Tentative Regulations promulgated by the State Council, which came into effect on January 1, 1994, the current income tax rate for most joint stock limited companies is 33%. However, the tax rate for most joint stock limited companies listed on the Shanghai Securities Exchange and Shenzhen Stock Exchange remains at 15%. It should be noted that such favorable tax treatment requires the approval of the taxation authorities.

Hong Kong Taxes

Taxation of the Fund.    The Fund will be subject to Hong Kong profits tax if (i) it carries on business in Hong Kong and (ii) its profits are derived from a Hong Kong source. Profits or capital gains derived from the sale of shares or other securities of, or dividends received from, companies which are listed on an exchange outside Hong Kong are not subject to Hong Kong profits tax.

If the Fund converts to an open-end investment company, it may be necessary for it to apply for authorization under the Hong Kong Securities and Futures Ordinance. If the current state of the law still prevails at that time, the Fund will upon receiving such authorization be exempt from Hong Kong profits tax on, amongst other things, its gains from trading in securities listed anywhere.

Taxation of Stockholders.    There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally, share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 17.5% for corporations and up to a maximum of 16% for unincorporated businesses and individuals.

Dividends which the Fund pays to its stockholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

No Hong Kong stamp duty will be payable in respect of transactions in the Fund's shares of Common Stock provided that the register of stockholders is maintained outside of Hong Kong.

Taiwan Taxation

The following is the summary under present law of the principal ROC tax consequences of the ownership and disposition of securities issued by a Taiwanese company ("Securities") to a Non-Resident Individual or a Non-Resident Entity that holds the securities (each a "Non-ROC Holder"). As used in the preceding sentence, a "Non-Resident Individual" is a foreign national individual who owns the securities and is not physically present in the ROC for 183 days or more during any calendar year, and a "Non-Resident Entity" is a corporation or a non-corporate body that owns the securities, is organized under the laws of a jurisdiction other than Taiwan and has no fixed place of business or other permanent establishment in Taiwan.

Dividends.    Dividends (whether in cash or shares) declared by a Taiwanese company out of retained earnings and distributed to a Non-Taiwan Holder in respect of such Taiwanese company's shares ("Shares") are subject to Taiwan income tax collected by way of withholding at the time of distribution, currently at the rate of 20%, on the amount of the distribution (in the case of cash dividends) or on the par value of the Shares (in the case of share dividends). Taiwanese companies are subject to a 10% retained earnings tax on any after-tax earnings generated after January 1, 1998, that are not distributed in the following year. The retained earnings tax so paid will further reduce the retained earnings available for future dividends. When a Taiwanese company declares dividends out of those retained earnings, a maximum amount of up to 10% of the declared dividends will be credited against the 20% withholding tax imposed on the Non-ROC Holder of shares. Consequently, the effective rate of withholding on dividends paid out of retained earnings previously subject to the retained earnings tax will be less than 20%.

Preemptive rights.    Distributions of statutory subscription rights for the shares in compliance with the ROC Company Law are not subject to ROC tax. Proceeds derived from sales of statutory subscription rights evidenced by securities are currently exempted from income tax but are subject to securities transactions tax. Proceeds derived from sales of statutory subscription rights which are not evidenced by securities are subject to capital gains tax at the rate of (i) 25% of the gains realized by a Non-Resident Entity and (ii) 35% of the gains realized by a Non-Resident Individual. Subject to compliance with Taiwan law, Taiwanese Companies have the sole discretion to determine whether statutory subscription rights will be evidenced by the issuances of securities.

Bonds.     Payments of interest or premium on the bonds to a Non-Taiwanese Holder are subject to Taiwanese withholding tax, at the rate of 20% at the time of payment.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular position.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS STOCKHOLDERS. STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

COMMON STOCK

The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.01 par value per share). Shares of the Fund, when issued, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and will not be able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive an equal proportion of the Fund's assets remaining after the payment of all debts and expenses.

Set forth below is information with respect to the Common Stock as of March 31, 2005.

Title of Issue	Authorized	Outstanding	Amount Held by the Fund or for its Account
Common Stock, $0.01 par value	100,000,000 shares	10,138,287 shares	0 shares

The Fund does not presently intend to offer additional shares of Common Stock other than pursuant to the Offer, except that additional shares may be issued under the Plan. Other offerings of the Fund will require approval of the Fund's Board of Directors and may require stockholder approval. Any such additional offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

The Fund's shares are listed and traded on the New York Stock Exchange. The following table shows the high and low closing prices on the New York Stock Exchange per share of Common Stock and the high and low net asset value per share for each quarter since July 2003.

	Market Price(1)		Net Asset Value(2)
Quarter Ended	High	Low	High	Low
July 31, 2003	$28.02	$15.67	$23.63	$17.12
October 31, 2003	$36.30	$24.00	$26.93	$22.76
January 31, 2004	$47.85	$30.05	$28.10	$26.19
April 30, 2004	$36.30	$26.74	$29.72	$25.46
July 31, 2004	$29.65	$23.40	$26.11	$23.82
October 31, 2004	$31.62	$25.44	$27.08	$23.83
January 31, 2005	$35.10	$29.61	$27.47	$23.59
April 30, 2005	$33.70	$26.72	$27.21	$23.59

(1)	As reported by the New York Stock Exchange.

(2)	Based on the Fund's computations.

The closing market price and net asset value per share of the Fund's Common Stock on June 27, 2005 were US$28.34 and US$25.59, respectively, which represents a market price premium above net asset value of 10.7%.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares. However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

The Fund's shares of Common Stock trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values. See "Risk Factors and Special Considerations." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the offer price or that the market price of the Fund's shares will equal or exceed net asset value. Since the Fund may repurchase its shares at prices below their net asset value or make a tender offer for its shares, the net asset value of those shares that remain outstanding will be increased, but the effect of such repurchases on the market price of the remaining shares cannot be predicted.

The Fund's By-Laws provide that if, at any time after two years following the Fund's initial public offering in July 1992, the average discount from net asset value at which shares of the Fund's Common Stock have traded is substantial, the Board of Directors of the Fund will consider, at its next regularly scheduled quarterly meeting, taking various actions designed to eliminate the discount, including periodic repurchases of shares, tender offers to purchase shares from all stockholders at a price equal to net asset value or amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company. Any tender by the Fund for shares of its Common Stock would reduce the Fund's assets and increase its expenses. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. Any amendment to the Articles of Incorporation to convert the Fund to an open-end investment company would require a favorable vote of 75% of the shares entitled to vote on the matter and the amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. In light of the position of the staff of the U.S. Securities and Exchange Commission that illiquid securities and securities subject to legal or contractual limitations on resale not exceed 15% of the total assets of a registered open-end investment company, any attempt to convert the Fund to such a company will have to take into account the percentage of such securities in the Fund's portfolio at the time, the conditions in the Chinese securities markets and other relevant factors. The Fund cannot predict whether, on this basis, it would be able to effect any such conversion or whether, if relief from the SEC's position were required, it could be obtained. The Board of Directors has no current intention to propose such a conversion other than as required by the foregoing By-Laws.

Any tender offer by the Fund will be made at a price based upon the net asset value as of the close of business on the last day of the tender offer. No open market purchases of shares will be made by the Fund during a tender offer. Each offer will be made and stockholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to such stockholder for federal income tax purposes under Section 318 the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a tender offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll-free number.

The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

The Fund's Articles of Incorporation and By-Laws provide that the Fund's Board of Directors has the sole power to adopt, alter or repeal the Fund's By-Laws. The Directors are divided into three classes, each having a term of three years, with the terms of one class expiring each year. In addition, a Director may be removed from office only with cause and only by a majority of the Fund's stockholders, and the affirmative vote of 75% or more of the Fund's outstanding shares is required to amend, alter or repeal the Fund's Articles of Incorporation relating to amendments to the Fund's By-Laws and to removal of Directors. See "Management of the Fund—Directors and Officers of the Fund." These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity, or enter into a statutory share exchange transaction in which the Fund is not the surviving corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6) issue to any person securities in exchange for property worth US$1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund's Articles of Incorporation. However, if any of the above-described actions have been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which case no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund, thereby discouraging investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

The Fund holds annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund's By-Laws, the Fund will call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Equiserve Trust Company, N.A. acts as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal address of Equiserve Trust Company, N.A. is 250 Royall Street, Canton, MA 02021.

CUSTODIAN

State Street Bank and Trust Company acts as custodian for the Fund's assets. The principal address of the Custodian is 225 Franklin Street, Boston, MA 02110. The Custodian employs sub-custodians in each of the jurisdictions in which the Fund invests.

CODE OF ETHICS

The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Investment Manager and the Direct Investment Manager each are subject to separate Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors has delegated to the Investment Manager and the Direct Investment Manager authority to vote all proxies relating to the Fund's portfolio securities pursuant to the Fund's proxy voting policies and procedures, which are set out in Appendix D to this Prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 of each year will be available starting August 31 of such year, without charge, upon request, by calling 1-877-449-4742 or through the SEC's website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

LEGAL MATTERS

With respect to matters of United States law, the validity of the Shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019. Counsel for the Fund will rely, as to matters of Maryland law, on DLA Piper Rudnick Gray Cary US LLP. Certain matters concerning Chinese and Hong Kong law will be passed on by Clifford Chance, One Connaught Place, Hong Kong. Certain matters concerning Taiwan law will be passed on by Lee and Li, Taipei, Taiwan.

It is likely that foreign persons, such as the Investment Manager and the Direct Investment Manager and foreign or non-resident Directors of the Fund, do not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties. Such persons have irrevocably appointed the Fund as their agent for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements included in the Fund's Annual Report to Stockholders as of October 31, 2004 have been incorporated by reference into this Prospectus in reliance on the report of KPMG LLP, the Fund's previous independent registered public accounting firm, given on the authority of that firm, as experts in accounting and auditing. KPMG LLP's principal address is 99 High Street, Boston, MA 02110. On March 10, 2005, the Audit Committee of the Board of Directors selected Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2005. Deloitte & Touche LLP's address is 200 Berkeley Street, Boston, MA 02116.

FURTHER INFORMATION

Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part which is on file with the U.S. Securities and Exchange Commission.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended October 31, 2004 (the "Annual Report") and the Fund's Semi-Annual Report for the period ended April 30, 2005 (the "Semi-Annual Report) are incorporated herein by reference with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual Report and Semi-Annual Report, upon request by writing to The China Fund, Inc., c/o the Altman Group, Inc., 1275 Valley Brook Ave., Lyndhurst, NJ 07071, attention: Sylvia Hermina, by email at shermina@altmangroup.com, or by calling (888) 246-2255.

APPENDIX A

DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND INTEREST RATE
HEDGES AND OPTIONS ON SECURITIES AND STOCK INDEX FUTURES
CONTRACTS AND RELATED OPTIONS

Foreign Currency Hedging Transactions

Forward Foreign Currency Exchange Contract.    A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which maybe any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and brokers).

Foreign Currency Futures Contracts.    A foreign currency futures contract is a standardized contract for the future deliver of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 15% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contracts fluctuates. In addition, the Fund may not sell futures contracts if the value of the futures contracts exceeds the total market value of the Fund's portfolio securities. Futures contracts and options thereon, currency forward contracts and options on securities and currencies sold by the Fund are generally subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments.

Options On Foreign Currency Futures Contracts.     The Fund may purchase or write call and put options on foreign currency futures contracts in order to hedge all or a portion of its currency exposure and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser a right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency contract any change in the value of such option would be reflected in the net asset value of the Fund.

Options on Currencies.     A put option purchased by the Fund on currency gives the Fund the right to sell the currency at the exercise price until the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

Currency Hedging Strategies.    The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund my suffer a loss.

The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the consummation of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of Foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until expiration of the option.

While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation—U.S. Federal Income Taxes."

Interest Rate Futures and Options Thereon

Interest Rate Futures Contracts.    The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates. An interest rate futures contract operates in the same manner as a foreign currency futures contract (described above), except that it is an agreement to make or take delivery of a particular U.S. Government debt security. For example, the Fund may enter into futures contracts to sell U.S. Government Treasury Bills (take a "short position") in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the Fund. However, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income investments which are being hedged. The Fund may also enter into futures contracts to purchase government debt securities (take a "long position") in anticipation of a decline in interest rates. The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

Options on Futures Contracts.    The Fund may purchase and write call and put options on interest rate futures contracts which are traded on contract markets and enter into closing transactions with respect to such options to terminate an existing position. The Fund may use such options in connection with its hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts. An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract. The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund my purchase call options on futures contracts as a substitute for taking along position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase. The Fund may also write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underling futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received.

Risk Factors in Transactions in Interest Rate Futures Contracts and Options Thereon.    The Fund's ability to effectively hedge all of a portion of its fixed-income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund. In addition, disparities in the average maturity or the quality of the Fund's investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements. Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

Options on Securities and Stock Index Futures Contracts and Related Options

Options on Securities.    In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investment through writing (i.e., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A "covered" call option mean that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

The Fund will receive a premium from writing call options, which increase the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligations as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Stock Index Futures Contracts and Related Options.    The Fund may, for hedging purpose, enter into stock index futures contracts and purchase and write put and call options on stock index futures contracts, in each case that are traded or regulated exchanges, including non-U.S. exchanges to the extent permitted by the CFTC. A stock index futures contract operates in the same manner as a foreign currency futures contract (described above), except that it is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of stock index futures will be subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant stock market. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

The Fund may enter into stock index futures contracts to sell a stock index in anticipation of or during a market decline to attempt to offset the decrease in market value of equity security in its portfolio that might otherwise result. When the Fund is not fully invested in common stocks and anticipates a significant market advance, it may enter into futures contracts to purchase that index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that in intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions a futures position may be terminated without the corresponding purchase of common stock.

The Fund may purchase and write put and call options on stock index futures contracts in order to hedge all or a portion of its investment and my enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract.

APPENDIX B

[Form of Subscription Certificate]
VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M.
NEW YORK TIME ON THE EXPIRATION DATE

Control No.	Maximum Primary Subscription Shares Available

THE CHINA FUND, INC.
SUBSCRIPTION RIGHTS FOR COMMON STOCK

Dear Stockholder:

IN ORDER TO EXERCISE YOUR RIGHTS, YOU MUST COMPLETE BOTH SIDES OF THE TEAR OFF CARD.

As the registered owner of the Subscription Certificate below, you are entitled to subscribe for the number of shares of Common Stock, $.01 par value per share, of The China Fund, Inc. (the "Fund"), shown above pursuant to the Primary Subscription Right and upon the terms and conditions and at the Subscription Price for each share of Common Stock specified in the Prospectus relating thereto. The Rights represented hereby include the Over-Subscription Privilege for Rights Holders, as described in the Prospectus. Each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If enough Shares are available, or if the Board of the Fund approved the distribution of additional Shares, all of these requests will be honored in full. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Stock certificates for primary share subscriptions will be delivered as soon as practicable after receipt of the required completed Subscription Certificate and after full payment has been received and cleared. Stock certificates for over-subscriptions will be delivered as soon as practicable after full payment for such Shares have been received and cleared and after all allocations have been effected.

THE SUBSCRIPTION RIGHT IS NON-TRANSFERABLE

Payment must be in U.S. dollars. Only money orders or checks drawn on a bank located in the continental United States and made payable to The China Fund, Inc. will be accepted. Please reference your rights card control number on your check, money order or notice of guaranteed delivery. You may request that your bank, trust company or broker (if a member of the New York Stock Exchange) submit a Notice of Guaranteed Delivery on your behalf by 5:00 p.m. on the Expiration Date.

VOID IF NOT RECEIVED BY THE SUBSCRIPTION AGENT BEFORE 5:00 P.M.
NEW YORK TIME ON THE EXPIRATION DATE: JULY 29, 2005

Control No.	Rights Represented by this Subscription Certificate

THE CHINA FUND, INC.
SUBSCRIPTION RIGHTS FOR COMMON STOCK
(Complete appropriate section on reverse side of this form)

The registered owner of this Subscription Certificate named below, or assigns, is entitled to the number of Rights shown above to subscribe for the Common Stock, $.01 par value, of The China Fund, Inc. (the "Fund"), in the ratio of one share of Common Stock for each three Rights, pursuant to the Offer and upon the terms and conditions and at the price for each share of Common Stock specified in the Prospectus relating thereto. The Rights represented hereby include the Over-Subscription Privilege for Record Date Stockholders only, as described in the Prospectus. Under this Privilege, each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription, or additional Shares issued by the Fund subject to Board approval, and subject to pro rata allocation if in sufficient additional Shares are available. Stock certificates for the shares subscribed for pursuant to the Primary Subscription Right will be delivered as soon as practicable after receipt of the required completed Subscription Certificate and after full payment has been received and cleared. Stock certificates for the shares subscribed for pursuant to the Over-Subscription Privilege will be delivered as soon as practicable after full payment has been received and cleared and after all allocations have been effected. Any additional payment required from a Record Date Stockholder must be received by the Subscription Agent by August 19, 2005, unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be delivered as soon as practicable after the Expiration Date. To subscribe pursuant to the Primary Subscription Right, three Rights and the Subscription Price are required for each share of Common Stock. To subscribe for additional Shares pursuant to the Over-Subscription Privilege, the Subscription Price is required for each share of Common Stock, subject to the terms of the Over-Subscription Privilege as described in the Prospectus. Payment of the Estimated Subscription Price of $26.61 per share must accompany the Subscription Certificate. See reverse side of form.

To subscribe for your primary shares please complete line "A" on the card below.

Example:

88 shares = 88 rights (88 rights will be AUTOMATICALLY rounded up to 90 rights, the nearest number of rights divisible by three)

90 rights divided by 3 = 30 primary shares

B-1

The maximum number of primary subscription shares would be 30

A. 30 x $ = $ (No. of shares)

To subscribe for any over-subscription shares please complete line "B" below.

Please Note:    Only Record Date Stockholders who have exercised their Primary Subscription in full may apply for shares pursuant to the Over-Subscription Privilege.

Payment of Shares:    Full payment for both the primary and over-subscription shares or a notice of guaranteed delivery must accompany this subscription. Please reference your rights card control number on your check, money order or notice of guaranteed delivery.

If the aggregate Estimated Subscription Price paid by a Record Date Stockholder is insufficient to purchase, at the Estimated Subscription Price, the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Stockholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Right (if not already fully exercised) and second, the Over-Subscription Privilege to purchase shares of Common Stock to the full extent of the payment rendered. If the aggregate Estimated Subscription Price paid by a Record Date Stockholder exceeds the amount necessary to purchase, at the Estimated Subscription Price, the number of shares of Common Stock for which the Record Date Stockholder has indicted an intention to subscribe, then the Record Date Stockholder will be deemed to have exercised first, the Primary Subscription Right (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

Expiration Date (July 29, 2005 unless extended)

                                    PLEASE FILL IN ALL APPLICABLE INFORMATION

To: EquiServe Attention: Corporate Actions
By Mail: Equiserve Trust Company, N.A. Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208
By Overnight Courier: Equiserve Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184	By Hand: Equiserve Trust Company, N.A. 17 Battery Place 11th Floor New York, NY 10004
A. Primary Subscription x $ = $ (3 Rights = 1 share)(No. of Shares)(Estimated Subscription Price)

B. Over-Subscription Privilege________ x $____ = $______(1) (Shares)(Estimated Subscription Price)	(1) The Over-Subscription Privilege can be exercised only by a Record Date Stockholder, as described in the Prospectus, and only if the Rights initially issued to him are exercised in full.

C. Amount of Check Enclosed = $ (or amount in Notice of Guaranteed Delivery)

TO SUBSCRIBE: I hereby irrevocably subscribe for the number of shares of Common Stock indicated as the total of A and B hereon upon the terms and conditions specified in the Prospectus relating thereto, receipt of which is acknowledged. I hereby agree that if I fail to pay for the shares of Common Stock for which I have subscribed (or are deemed to have subscribed for as set forth above), the Fund may exercise any of the remedies set forth in the Prospectus.

Signature(s) of Subscriber(s)

Address for delivery of Shares if other than shown on front

If permanent change of address, check here

Please give your telephone number: (    )

Please give your e-mail address:

B-2

APPENDIX C

[Form of Notice of Guaranteed Delivery]

NOTICE OF GUARANTEED DELIVERY
For Shares of Common Stock of

THE CHINA FUND, INC.
Subscribed for under Primary Subscription
and the Over-Subscription Privilege

As set forth in the Prospectus, this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all shares of the Fund's Common Stock (the "Shares") subscribed for under the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or first class mail to the Subscription Agent.

The Subscription Agent is:

Equiserve Trust Company, N.A.

By First Class Mail	By Hand:
Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208	Equiserve Trust Company, N.A. 17 Battery Place 11th Floor New York, NY 10004
By Express Mail or Overnight Courier:	By Facsimile:
Equiserve Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184	(781) 380-3388 Confirm facsimile by telephone to (781) 843-1833 ext 200

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange member firm or bank or trust company which completes this form must communicate this guarantee and the number of Shares subscribed for in connection with this guarantee (separately disclosed as to the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., New York time, on the Expiration Date, unless extended, guaranteeing delivery of (a) payment in full for all subscribed Shares and (b) a properly completed and signed copy of the Subscription Certificate (which certificate and full payment must then be delivered to the Subscription Agent no later than the close of business of the third business day after the Expiration Date, unless extended). Failure to do so will result in a forfeiture of the Rights.

GUARANTEE

The undersigned, a member firm of the New York Stock Exchange or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., New York City time, on the third Business Day after the Expiration Date (July 29, 2005, unless extended as described in the Prospectus) of (a) a properly completed and executed Subscription Certificate and (b) payment of the full Subscription Price for Shares subscribed for on Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, as subscription for such Shares is indicated herein or in the Subscription Certificate.

C-1

Broker Assigned Control #

THE CHINA FUND, INC.

1. Primary Subscription	Number of Rights to be exercised	Number of Primary Shares requested for which you are guaranteeing delivery of Rights and Payment	Payment to be made in connection with Primary Shares
	Rights	Shares (Rights /3)	$
2. Over-Subscription		Number of Over- Subscription Shares requested for which you are guaranteeing payment	Payment to be made in connection with Over- Subscription Shares
		Shares	$
3. Totals	Total Number of Rights to be Delivered Rights	Total Number of Shares to be Delivered Shares	$ Total Payment

Method of delivery (circle one)

A.	Through DTC

B.	Direct to EquiServe, as Subscription Agent. Please reference below the registration of the Rights to be delivered.

Please assign a unique control number for each guarantee submitted. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

____________________________ Name of Firm	____________________________ Authorized Signature
____________________________ DTC Participant Number	____________________________ Title
____________________________ Address	____________________________ Name (Please Type or Print)
____________________________ Zip Code	____________________________ Phone Number
____________________________ Contact Name	____________________________ Date

C-2

APPENDIX D

THE CHINA FUND, INC.
PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of The China Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by Martin Currie Inc. and Asian Direct Capital Management (the "Listed Investment Manager" and the "Direct Investment Manager," respectively and the "Investment Managers," collectively).

I.	Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Managers as a part of the Managers' general management of the Fund's assets, subject to the Board's continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Managers, and directs each Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.	Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. Each Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, each Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.    Review of Investment Managers' Proxy Voting Procedures.    The Investment Managers shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

B.    Voting Record Reporting.    Each Investment Manager shall provide the voting record information necessary for the completion and filing of Form-NPX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form-NPX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that an Investment Manager has identified as involving a conflict of interest,1 the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.    Record Retention.    The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

[1]	As it is used in this document, the term "conflict of interest" refers to a situation in which the Investment Managers or affiliated persons of the Investment Managers have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Managers to the Fund which could potentially compromise the Investment Managers' independence of judgment and action with respect to the voting of the proxy.

D.    Conflicts of Interest.    Any actual or potential conflicts of interest between an Investment Manager and the Fund's shareholders arising from the proxy voting process will be addressed by the relevant Investment Manager and the Investment Manager's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager's Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.2

VI.	Disclosures

A.    The Fund shall include in its annual report filed on Form N-CSR:

1.    a description of this policy and of the policies and procedures used by the Fund and the Investment Managers to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

2.    a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

3.    a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: September 12, 2003

[2]	The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

PROXY VOTING POLICY
ASIAN DIRECT CAPITAL MANAGEMENT

Introduction

Asian Direct Capital Management ("ADCM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which ADCM believes will maximize the monetary value of each portfolio's holdings. ADCM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the ADCM Investment Committee. ADCM's Compliance Officer is responsible for implementing processes and procedures to ensure the objectives of this policy are properly carried out. In addition to voting proxies, ADCM:

(1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

(2)	provides the client with this written proxy policy, upon request;

(3)	discloses to its clients how they may obtain information on how ADCM voted the client's proxies;

(4)	matches proxies received with holdings as of record date;

(5)	reconciles holdings as of record date and rectifies any discrepancies;

(6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

(7)	documents the reason(s) for voting for all non-routine items; and

(8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

All proxies received on behalf of ADCM clients are voted according to our guidelines listed below, as long as there are no special circumstances relating to that company or proxy request.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Investment Team is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of ADCM. If the Investment Team determines that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and may seek additional guidance from ADCM's Compliance Officer, and SSgA Compliance personnel.

ADCM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I.	ADCM votes in support of management on the following ballot items, which are fairly common management sponsored initiatives:

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities

•	Approval of auditors

•	Directors' and auditors' compensation

•	Directors' liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting.

II.	ADCM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights (*)

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific – ranging from 5% to 20%) of the outstanding shares

•	Elimination of "poison pill" rights

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-"greenmail" provisions.

III.	ADCM votes against management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority stockholder votes to pass or repeal certain provisions

(*)	Except in the case of unlisted companies where such provisions have been designed to protect the interest of the Fund.

•	Elimination of Shareholders' Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	"Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	ADCM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, ADCM uses its discretion in order to maximize stockholder value. ADCM, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-U.S. markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value.

Shareholder Proposals

Traditionally, stockholder proposals have been used to encourage management and other shareholders to address socio-political issues. ADCM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine stockholder proposals primarily to determine their economic impact on shareholders.

I.	ADCM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	Establishment of an annual election of the board of directors

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have stockholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of "greenmail" provisions

•	"Opting-out" of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

II.	In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, ADCM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee.

III.	ADCM votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•	Proposal asking companies to adopt full tenure holding periods for their executives

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

Shareholder Activism

We at ADCM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments.

Potential Conflicts

As discussed above under Process, from time to time, the Investment Committee will review a proxy which presents a potential material conflict. For example, ADCM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when ADCM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, ADCM takes these potential conflicts very seriously. While ADCM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by ADCM's potential conflict, there are a number of courses ADCM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows ADCM's pre-determined policy would eliminate ADCM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that ADCM believes more active involvement is necessary, the Investment Committee will follow one of two courses of action. First, ADCM may employ the services of a third party, wholly independent of ADCM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of ADCM's clients, shall be formalized in writing as a part of the minutes to the ADCM Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not ADCM's, best interests.

Recordkeeping

In accordance with applicable law, ADCM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in ADCM's office:

(1)	ADCM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

(2)	a copy of each proxy statement ADCM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

(3)	a record of each vote cast by ADCM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

(4)	a copy of any document created by ADCM that was material in making its voting decision or that memorializes the basis for such decision; and

(5)	a copy of each written request from a client, and response to the client, for information on how ADCM voted the client's proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact ADCM's Compliance Officer.

MARTIN CURRIE, INC.
STATEMENT OF POLICIES AND PROCEDURES
PROXY VOTING

Martin Currie, Inc. ("Martin Currie") has adopted a Statement of Policies and Procedures for Voting Proxies (the "Policies and Procedures") designed to ensure that it votes proxies in the best interests of its Clients in accordance with its fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies and Procedures do not apply to any Client who has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

Proxy Voting Policies

Martin Currie recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfil their obligations to shareholders. As part of its investment process, it takes into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company. As set out in the Policies and Procedures, it is Martin Currie's general policy to support management of the companies in which it invests and it will generally cast votes in accordance with management's proposals. However, it reserves the right to depart from this policy in order to avoid voting decisions that it believes may be contrary to its Clients' best interests.

The Policies and Procedures also contain proxy voting policies relating to specific issues, such as: the election of directors; the appointment of auditors; changes to a company's charter, articles of incorporation or bylaws; corporate restructurings, mergers and acquisitions; transparency and accountability in corporate governance; proposals regarding social, political and environmental issues; and executive compensation. Martin Currie applies these proxy-voting policies flexibly and reserves the right to vote contrary to the policies when it believes they may be contrary to its Clients' best interests.

Martin Currie is a global investment manager, and it invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

Proxy Voting Procedures

Martin Currie's Market Data Team is responsible for the coordination of proxy voting and liaises with Product Managers and/or the Proxy Voting Committee. The Product Managers are responsible for evaluating proxies and determining voting decisions in accordance with the general principles of the Policies and Procedures.

The Proxy Voting Committee, which comprises senior investment personnel and representatives of the Legal & Compliance Department, regularly reviews the proxy policies and considers specific proxy voting matters in certain situations.

Conflicts of Interest

Martin Currie recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or personal relationship that may affect how it votes on the issuer's proxy. Martin Currie believes that oversight by the Committee ensures that proxies are voted with only its Clients' best interests in mind. In order to avoid any perceived conflict of interests, procedures have been established for use when proxy votes are issued by existing Clients or where Martin Currie holds a significant voting percentage of the company.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients' custodian banks. Martin Currie may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, Martin Currie may abstain from voting the affected shares.

Availability of Policies and Procedures and Proxy Voting Record

Clients may obtain a copy of the Policies and Procedures and information on how Martin Currie voted with respect to their proxies by contacting the Client Services Team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, EH1 2ES, tel. 011-44-131-229-5252, fax 011-44-131-222-2527 or email Clientservices@martincurrie.com.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer made by this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Investment Managers. This prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Shares of common stock offered by this prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Shares of common stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this prospectus is required by law to be delivered, the prospectus will be amended or supplemented accordingly.

3,400,000 Shares

The China Fund, Inc.

Common Stock

PROSPECTUS

June 27, 2005